EXHIBIT 10.78

AGREEMENT FOR SALE OF REAL ESTATE

AND MASTER LEASE AMENDMENTS

BETWEEN

VENTAS REALTY, LIMITED PARTNERSHIP

AND

KINDRED HEALTHCARE, INC.

AND

KINDRED HEALTHCARE OPERATING, INC.

November 5, 2003

AGREEMENT FOR SALE OF REAL ESTATE

AND MASTER LEASE AMENDMENTS

This AGREEMENT FOR SALE OF REAL ESTATE AND MASTER LEASE AMENDMENTS (“Agreement”) is made on November 5, 2003 between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”) and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (“Kindred”) and KINDRED HEALTHCARE, INC., a Delaware corporation (together with Kindred, collectively, “Purchaser”).

1. Purchase and Sale; Master Lease Amendments. Seller agrees to sell, or, in the case of Westridge (as defined in Section 5(c) below), to cause Ventas Finance I, LLC to sell to Purchaser, and Purchaser agrees to purchase from Seller (or, in the case of Westridge, Ventas Finance I, LLC), the Property, as hereinafter defined, for the Purchase Price, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement, and Seller and Purchaser further agree to amend (and Seller agrees to cause Ventas Finance I, LLC to amend in the case of the CMBS Master Lease (as defined in Section 5(c) below)) those certain master leases (herein, the “Master Leases”) identified in the Master Lease Amendments, as hereinafter defined, on the terms set forth in the Master Lease Amendments, subject to the terms and conditions set forth in this Agreement.

2. Purchase Price.

(a) The purchase price (the “Purchase Price”) for the Property shall be Seventy Nine Million and No/100 Dollars ($79,000,000.00).

(b) Each individual property listed on Exhibit A shall be allocated such portion of the Purchase Price as is set forth opposite the common name of such property on Exhibit B.

3. Property. “Property” means all of Seller’s (or, in the case of Westridge, Ventas Finance I, LLC’s) right, title and interest, if any, in (a) the land described on Exhibit A (the “Land”); (b) all easements and other related rights appurtenant to the Land (collectively, “Appurtenances”); and (c) all of the buildings, structures, fixtures and other improvements located on the Land (collectively, “Improvements”).

4. Earnest Money Deposit. Contemporaneously with the execution and delivery of this Agreement by Purchaser and Seller, Purchaser shall deposit One Million Five Hundred Thousand and No/100 Dollars ($1,500,000.00) (the “Earnest Money”) with Seller by federally insured wire transfer pursuant to wire transfer instructions provided to Purchaser by Seller. The Earnest Money may be commingled with other funds of Seller, and Seller shall not be obligated to hold the Earnest Money in an interest bearing account. The Earnest Money shall be non-

refundable for any reason other than as expressly provided in, and subject to the terms of, Section 12(b)(i)(x) below.

5. Certain Covenants and Conditions.

(a) [Intentionally Omitted]

(b) Lender Approval. It shall be a condition precedent to Purchaser’s obligation to proceed to Closing hereunder that Purchaser shall have obtained the approval of its lenders (the “Lenders”, and such approval shall be called “Lender Approval”) to the transactions contemplated by this Agreement, including, without limitation, the Master Lease Amendments (as hereinafter defined) and the Termination Agreements (as hereinafter defined) (collectively, the “Transactions”). If, as of November 30, 2003 (the “Approval Date”), Purchaser has not received Lender Approval, Purchaser may terminate this Agreement by delivery of written notice to Seller not later than 5:00 p.m. (Chicago time) on the Approval Date, which notice shall state the grounds of such termination. Upon timely delivery of such notice of termination by Purchaser, this Agreement shall immediately terminate, the Earnest Money shall be retained by Seller, Purchaser shall, simultaneously with delivery of such notice of termination, pay to Seller an additional Three Million Five Hundred Thousand and No/100 Dollars ($3,500,000.00) (the “Break-Up Fee”), and neither Purchaser nor Seller shall have any further obligations or liabilities hereunder except for those obligations and liabilities that expressly survive termination. In the event that Purchaser does not deliver to Seller a timely notice of termination pursuant to the terms of this Section 5(b), Purchaser shall be deemed to have obtained Lender Approval and to have forever waived the condition precedent described in this Section 5(b), and Purchaser shall be obligated to proceed to Closing hereunder. Purchaser covenants and agrees to notify Seller in writing immediately following its receipt of Lender Approval (the “Lender Approval Notice”).

(c) Westridge Approval. It shall be a condition precedent to Seller’s obligation to cause to be conveyed to Kindred (or its affiliate) that property identified on Exhibit B hereof as “Westridge Healthcare Center” (“Westridge”), which property is subject to the terms of the CMBS Master Lease described hereinafter and certain financing documents associated therewith (the “CMBS Loan Documents”), that, on or prior to Closing, Seller and Ventas Finance I, LLC, an affiliate of Seller and the Lessor under that certain Master Lease dated December 12, 2001 by and between Purchaser and Ventas Finance I, LLC (the “CMBS Master Lease”), shall have obtained the necessary consents, approvals, and releases (collectively, the “Westridge Releases”) to release the liens under the CMBS Loan Documents and convey Westridge to Purchaser. If, as of the Closing Date, Seller and Ventas Finance I, LLC shall not have obtained the Westridge Releases, then Purchaser and Seller shall nevertheless proceed to Closing, but (i) at Closing, Seller and Ventas Finance I, LLC shall not convey Westridge to Purchaser, (ii) at Closing, Seller, Ventas Finance I, LLC and Purchaser shall not execute and deliver the Termination Agreement, the MOL Termination, the Master Lease Amendment or the Releases (as hereinafter defined) with respect to Westridge, (iii) at Closing, the Purchase Price shall be reduced by the amount allocated to Westridge as set forth on Exhibit B (the “Westridge Purchase Price”), and (iv) following Closing, this Agreement shall remain in full force and effect with respect to Westridge and thereafter, upon not less than five (5) business days’ prior written notice from Seller to Purchaser, Seller (and Ventas Finance I, LLC) and Purchaser shall consummate the purchase and sale of Westridge on the date specified in such notice, which date shall be no later than December 29, 2003 (the “Westridge Closing”); provided, however, that, if Seller has not delivered such notice to Purchaser as of December 22, 2003, then either Seller or Purchaser may terminate this Agreement with respect to Westridge by written notice to the other party, upon delivery of which notice, this Agreement shall terminate with respect to Westridge and neither party shall have any further obligations or liabilities to the other hereunder with respect to Westridge, except for those obligations and liabilities with respect to Westridge that expressly survive termination. At the Westridge Closing, if applicable, Purchaser shall pay to, or as directed by, Seller, the Westridge Purchase Price, and Purchaser and Seller shall execute, or cause to be executed, and deliver, or cause to be delivered, all of the documents and other items that would have been required to be executed and/or delivered at Closing had the Westridge Releases been received prior to the Closing Date.

6. Certain Representations and Warranties by Seller. Seller hereby represents and warrants to Purchaser that (a) this Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, (b) the execution and delivery of this Agreement by Seller does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller’s knowledge, the Property is subject, (c) all the documents to be delivered by Seller at Closing will, at Closing, be duly authorized, executed and delivered by Seller (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Seller (and/or, if applicable, its affiliates), and be enforceable against Seller (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Seller (and/or, if applicable, its affiliates) is a party or, to the best of Seller’s knowledge, to which the Property is subject, (d) Seller has not entered into any agreement to sell all or any portion of the Property (other than to Purchaser, in certain limited circumstances as described in the Master Leases), (e) to the best of Seller’s knowledge, and except as otherwise expressly provided herein, Seller is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated, (f) within the past 125 days, no lienable repair, alteration, improvement, work, brokerage or service of any kind has been performed or materials supplied for or to the Property at Seller’s (or, in the case of Westridge, Ventas Finance I, LLC’s) direction, except for such lienable repairs, alterations improvements, work, brokerage or services as have been paid for by Seller or Ventas Finance I, LLC or for which, by the terms of the Master Leases, Purchaser is obligated to reimburse Seller or Ventas Finance I, LLC, and (g) there exists no judgment against Seller that is a lien against the Property (other than any such judgment as to which by the terms of the Master Leases or the 1998 Plan of Reorganization referenced therein or documents executed pursuant to such plan, Seller or Ventas Finance I, LLC is entitled to be indemnified by Purchaser); provided, however, that, relative to, and in limitation of, the foregoing representations and warranties, Purchaser acknowledges that (i) the Lender Approval is required, and that, as of the date hereof, the Lender Approval has not been obtained and (ii) with respect to the conveyance of Westridge, the Westridge Releases are required, and that, as of the date hereof, the Westridge Releases have not been obtained. All representations and warranties made by Seller in this Section 6 shall be true and correct on the date made and their continued

validity as to any material fact as of the Closing Date shall be a condition precedent to Purchaser’s obligation to close the Transactions hereby contemplated, and at the Closing, Seller shall execute and deliver to Purchaser a certification that its representations and warranties contained in this Section 6 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Purchaser or to the obtaining, after the date hereof, of knowledge not known to Seller as of the date hereof.

7. Certain Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

(a) (i) This Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, (ii) the execution and delivery of this Agreement by Purchaser does not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser or, to the best of Purchaser’s knowledge, the Property is subject, (iii) all the documents to be delivered by Purchaser at closing will, at closing, be duly authorized, executed and delivered by Purchaser (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Purchaser (and/or, if applicable, its affiliates), and be enforceable against Purchaser (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Purchaser (and/or, if applicable, its affiliates) is a party or, to the best of Purchaser’s knowledge, to which the Property is subject, and (iv) to the best of Purchaser’s knowledge, and except as otherwise expressly provided herein, Purchaser is not required to obtain the consent of any ground lessor, lender or other person or entity to the Transactions hereby contemplated; provided, however, that, relative to, and in limitation of, the foregoing representations and warranties, Seller acknowledges that the Lender Approval is required, and that, as of the date hereof, the Lender Approval has not been obtained.

(b) Upon Closing of the Transactions, Purchaser intends to hold the healthcare facilities comprising the Property for the purpose of disposing of them, and only until they are disposed of, in one or more sale transactions, in a manner consistent with that certain letter, dated as of October 29, 2003, sent on behalf of Purchaser to Michael B. Verne, Esq. of the Federal Trade Commission relative to the Transactions, which letter is attached hereto as Exhibit N. During the interim period prior to completion of such disposition(s), Purchaser will (i) continue to operate such healthcare facilities and/or (ii) lease such healthcare facilities to a third party that will operate them.

All representations and warranties made by Purchaser in this Section 7 shall be true and correct on the date made and their continued validity as to any material fact as of the Closing Date shall be a condition precedent to Seller’s obligation to close the Transactions hereby contemplated, and at the Closing Purchaser shall execute and deliver to Seller a certification that its representations and warranties contained in this Section 7 remain true and correct in all material respects as of the Closing Date, except insofar as any such representation or warranty is no longer true or correct due to the acts or omissions of Seller or to the obtaining, after the date hereof, of knowledge not known to Purchaser as of the date hereof.

8. [Intentionally Omitted].

9. Closing. Subject to the terms of Section 5(c) with respect to Westridge, the closing of the sale of the Property and the amendment of the Master Leases pursuant to the Master Lease Amendments (“Closing”) shall take place at 10:00 a.m. (New York time) at the office of Cleary Gottlieb Steen & Hamilton at One Liberty Plaza, New York, New York or at another place mutually agreed upon by the parties, on a date (“Closing Date”) not later than December 10, 2003; provided, however, that, notwithstanding the foregoing or anything to the contrary contained in this Agreement, and subject to the terms of Section 5(c) with respect to Westridge, in the event the Closing has not occurred by December 10, 2003, Seller or Purchaser may, at its option, provided and on the condition that the failure of such Closing to occur by such date is not due to a default by it in the performance of its obligations under this Agreement, elect to terminate this Agreement by delivery of written notice of termination to the other party, upon which delivery, this Agreement shall immediately terminate, the Earnest Money shall be retained by Seller, Purchaser shall pay to Seller, not later than December 11, 2003, the Break-Up Fee, and neither Purchaser nor Seller shall have any further obligations or liabilities hereunder except for those obligations and liabilities that expressly survive termination; provided, however, that, if the failure of the Closing to occur by December 10, 2003 is due to a default by Seller in the performance of its obligations under this Agreement, the Earnest Money shall be returned to Purchaser and Purchaser shall have no liability to Seller for the Break-Up Fee. Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

(a) Seller Closing Documents. At the Closing, Seller shall, subject to the terms of Section 5(c), execute and deliver, or cause to be executed and delivered, to Purchaser the following documents:

(i) With respect to each of the properties described on Exhibit A that is located in Massachusetts, a deed in the form of Exhibit C (collectively, the “Massachusetts Deeds”) in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

(ii) With respect to the property described on Exhibit A that is located in Michigan, a deed in the form of Exhibit D (the “Michigan Deed”) in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

(iii) With respect to the property described on Exhibit A that is located in Minnesota, a deed in the form of Exhibit E (the “Minnesota Deed”) in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

(iv) With respect to each of the properties described on Exhibit A that is located in Connecticut, a deed in the form of Exhibit F (collectively, the “Connecticut

Deeds”) in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

(v) With respect to the property described on Exhibit A that is located in Kentucky, a deed in the form of Exhibit G (the “Kentucky Deed”) in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

(vi) With respect to the property described on Exhibit A that is located in Wisconsin, a deed in the form of Exhibit H (the “Wisconsin Deed”, and together with the Massachusetts Deeds, the Michigan Deed, the Minnesota Deed, the Connecticut Deeds, and the Kentucky Deed, collectively, the “Deeds”) in favor of Kindred or, at the written request of Purchaser, in favor of an affiliate of Kindred;

(vii) A certification of non-foreign status in the form of Exhibit I;

(viii) Partial Lease Termination Agreements in the form of Exhibits J-1, J-2, J-3, and J-4 (collectively, the “Termination Agreements”), executed in counterpart by Seller, or, in the case of the Termination Agreement regarding the CMBS Master Lease, by Ventas Finance I, LLC;

(ix) A Termination of Memorandum of Lease with respect to each of the properties listed on Exhibit A, in substantially the form of Exhibit K (collectively, the “MOL Terminations”), executed in counterpart by Seller or, in the case of the MOL Termination in respect of Westridge, by Ventas Finance I, LLC;

(x) Amendments to each of the Master Leases in the form of Exhibits L-1, L-2, L-3, L-4, and L-5 (collectively, the “Master Lease Amendments”), executed in counterpart by Seller, or in the case of the Master Lease Amendment of the CMBS Master Lease, by Ventas Finance I, LLC;

(xi) With respect to each of the properties described on Exhibit A, a Bill of Sale and Assignment in the form of Exhibit M, in favor of Kindred, or, at the written request of Purchaser, in favor of one or more affiliates of Kindred and, if and to the extent Seller or Ventas Finance I, LLC owns and possesses any of the “Personal Property” referenced therein, Seller or Ventas Finance I, LLC shall deliver (or cause the delivery of) the same to Kindred or such affiliate(s);

(xii) A legal opinion executed by Seller’s internal counsel, in form and substance reasonably acceptable to Purchaser, opining that this Agreement and the documents executed and delivered by Seller and, if applicable, its affiliates pursuant to the terms of this Agreement have been duly authorized, executed and delivered by, and are legal, valid and binding obligations of, such signatory(ies); and

(xiii) (x) Duly executed (as applicable) releases of any mortgages, financing statements and other instruments recorded with respect to the Property and that secure borrowed indebtedness of Seller or Ventas Finance I, LLC under (a) that certain Second

Amended and Restated Credit, Security and Guaranty Agreement, dated as of April 17, 2002, by and among Seller, Bank of America, N.A., as Administrative Agent, and certain lenders and guarantors listed therein or (b) that certain CMBS Loan Agreement, dated as of December 12, 2001, by and between Ventas Finance I, LLC and Merrill Lynch Mortgage Lending, Inc. (collectively, the “Releases”) or (y) evidence reasonably satisfactory to Purchaser that, upon payment of the Purchase Price in the manner directed by Seller, the Releases shall be delivered by the lender thereunder or an escrowee on its behalf to Purchaser.

(b) Purchaser Closing Documents. At the Closing, Purchaser shall, subject to the terms of Section 5(c), execute and deliver, or cause to be executed and delivered, to Seller the following documents:

(i) the Termination Agreements, executed in counterpart by Purchaser and consented to, in counterpart, by each of Purchaser’s Lenders;

(ii) the MOL Terminations, executed in counterpart by Purchaser;

(iii) the Master Lease Amendments, executed in counterpart by Purchaser and consented to, in counterpart, by each of Purchaser’s Lenders; and

(iv) a legal opinion executed by Purchaser’s internal counsel, in form and substance reasonably acceptable to Seller, opining that this Agreement and the documents executed and delivered by Purchaser and, if applicable, its affiliates pursuant to the terms of this Agreement have been duly authorized, executed and delivered by, and are legal, valid and binding obligations of, such signatory(ies).

(c) Amounts to be Paid at Closing. At the Closing, Purchaser shall pay to, or as directed by, Seller, by federally insured wire transfer, the total amount of the Purchase Price minus the amount of the Earnest Money, which Earnest Money shall be credited against the Purchase Price and retained by Seller. In addition to the Purchase Price, and as a condition to Seller’s obligation to close, Purchaser shall pay to, or as directed by, Seller the lease termination fees required to be paid by Purchaser pursuant to the terms of the Termination Agreements.

(d) Further Assurances. Seller and Purchaser shall (and, in the case of Westridge, Seller shall cause Ventas Finance I, LLC to), at the Closing, and from time to time thereafter, upon request, execute such additional documents as are reasonably necessary in order to convey, assign and transfer the Property pursuant to this Agreement and otherwise complete the Transactions contemplated by this Agreement, provided that such documents are consistent with the terms of this Agreement, and do not increase Seller’s (or Ventas Finance I, LLC’s) or Purchaser’s obligations hereunder or subject Seller (or Ventas Finance I, LLC) or Purchaser to additional liability not otherwise contemplated by this Agreement. Additionally, if this Agreement is terminated, either party may request from time to time thereafter confirmation of such termination from the other party, upon which request, the non-requesting party shall promptly confirm to the requesting party in writing (by a recordable instrument if requested by the requesting party) that this Agreement has been terminated.

(e) Cooperation. Purchaser has informed Seller that, after the Closing, Purchaser intends to attempt to sell or lease the Property to one or more third parties (any such third party, a “Subsequent Purchaser/Lessee”). Seller agrees (and, in the case of Westridge, Seller agrees to cause Ventas Finance I, LLC) to provide reasonable cooperation to Purchaser with respect to the foregoing transactions, provided and on the conditions that any such cooperation shall (i) be at no cost or expense to Seller or Ventas Finance I, LLC, (ii) not expand or increase Seller’s (or Ventas Finance I, LLC’s) covenants, representations, warranties, indemnities, obligations, duties or liabilities under this Agreement or any document delivered hereunder, (iii) not subject Seller or Ventas Finance I, LLC to additional liability, covenants, representations, warranties, indemnities, obligations or duties not otherwise contemplated hereby, (iv) not require Seller or Ventas Finance I, LLC to make any representation, warranty, covenant, agreement or indemnity that is inconsistent with, or broader in scope than, the representations, warranties, covenants, agreements and indemnities contained in this Agreement or the exhibits hereto, (v) not delay the Closing Date, and (vi) be subject to the understanding and agreement of Purchaser, which understanding and agreement is hereby acknowledged by Purchaser, that Seller’s and Ventas Finance I, LLC’s cooperation (x) shall not prejudice any rights Seller, Ventas Finance I, LLC, or Purchaser may have under the Master Leases, including, without limitation, in the case of Seller and Ventas Finance I, LLC, any rights Seller or Ventas Finance I, LLC may have under the Master Leases to disapprove of, or take other steps to oppose or prevent the consummation of, any sublease transaction(s) that Purchaser may desire to enter into with any of the Subsequent Purchaser/Lessees, and (y) shall not be used by Purchaser as evidence in any dispute between Seller or Ventas Finance I, LLC and Purchaser involving any proposed sublease transaction(s) with any of the Subsequent Purchaser/Lessees. Any instrument or document that Seller or Ventas Finance I, LLC may be asked to execute and/or deliver under this Section 9(e) shall be in such form as Seller and Ventas Finance I, LLC shall deem appropriate, in its sole and absolute discretion.

10. Prorations and Adjustments.

Purchaser and Seller hereby acknowledge and agree that there shall be no prorations or adjustments at Closing to the Purchase Price or to any amounts required to be paid at the Closing pursuant to the Termination Agreements.

11. Closing Costs.

(a) Seller shall be responsible for the payment of the fees and costs of Seller’s counsel and investment advisors representing it in connection with the Transactions.

(b) Purchaser shall be responsible for the payment of (i) the fees and costs of Purchaser’s counsel and investment advisors representing it in connection with the Transactions, and (ii) subject to subsection (a) above, all recording fees, transfer taxes, intangible taxes, documentary stamp taxes and title insurance costs, and all other fees, costs and expenses, incurred by either Seller (or Ventas Finance I, LLC) or Purchaser in connection with the Transactions. At Seller’s request, Purchaser shall pay at Closing all of the fees, taxes, costs and expenses referenced in Section 11(b)(ii) hereof.

12. Remedies.

(a) Purchaser Default.

(i) If Purchaser fails to perform any of its obligations under this Agreement which are required to be performed at or prior to the Closing (including, without limitation, the payment of the balance of the Purchase Price and the payment of any amounts required to be paid by the terms of the Termination Agreements) (“Purchaser Default”), then Seller shall have the right, as its sole and exclusive remedy for such failure, to terminate this Agreement by delivering written notice thereof to Purchaser, in which event, the Earnest Money shall be retained by, and the Break-Up Fee shall be immediately paid by Purchaser to, Seller as liquidated damages. SELLER AND PURCHASER AGREE THAT SELLER’S ACTUAL DAMAGES IN THE EVENT OF A PURCHASER DEFAULT ARE UNCERTAIN AND DIFFICULT TO ASCERTAIN, AND THAT THE EARNEST MONEY, TOGETHER WITH THE BREAK-UP FEE, IS A REASONABLE ESTIMATE OF SELLER’S DAMAGES.

SELLER’S INITIALS: TRR PURCHASER’S INITIALS: JLL

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Purchaser fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Seller shall have all rights and remedies at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

(b) Seller Default.

(i) If Seller fails to perform any of its obligations under this Agreement which are required to be performed at or prior to the Closing (including, without limitation, the delivery of the Deeds), then Purchaser shall have the right, as its sole and exclusive remedy for such failure, to either (x) terminate this Agreement by delivering written notice thereof to Seller, in which event the Earnest Money shall be promptly returned to Purchaser and neither party shall have any further obligations or liabilities hereunder except for those liabilities and obligations that expressly survive termination, or (y) specifically enforce the terms of this Agreement.

(ii) Notwithstanding the foregoing, in the event the Closing hereunder occurs and Seller fails to perform an obligation under this Agreement (arising either before or after the Closing) and such obligation expressly survives the Closing pursuant to the terms hereof, then Purchaser shall have all rights and remedies available at law, in equity or under this Agreement, including, without limitation, the right to sue for damages (excluding, however, special, punitive or consequential damages).

(c) Collection Costs. If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to an award of its attorneys’ fees and expenses. The phrase “prevailing party” shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise. In the event that Seller is entitled to an award of its attorneys’ fees and expenses pursuant to the terms of this Section 12(c), such award shall be in addition to the liquidated damages to which Seller may be entitled pursuant to the terms of Section 12(a) above.

(d) Survival.

(i) Closing. None of the terms and conditions of this Agreement shall survive the Closing, except Sections 2(b), 4, 6, 7, 9(d), 9(e), 10, 11, 12, 13, 14, 15 and 16.

(ii) Termination. None of the terms and conditions of this Agreement shall survive the termination of this Agreement, except Sections 4, the third sentence of 5(b), 6, 7, 9(d), 9(e), 11, 12, 13, 15(b) and 16.

(e) Relation to Master Leases. Without limitation of Section 15 below, Seller and Purchaser agree that the remedies described in this Agreement, including, without limitation, the liquidated damages remedies referenced above, (i) constitute remedies of the parties under this Agreement only in their respective capacities as Seller and Purchaser hereunder, (ii) shall not constitute, or be deemed to constitute, remedies under any of the Master Leases, (iii) shall not preclude any party to any of the Master Leases from exercising any right or remedy available to it under any of the Master Leases (even if remedies are enforced or collected upon under this Agreement), and (iv) shall not limit the damage remedies or other rights or remedies of any party to any of the Master Leases under any of the Master Leases (even if remedies are enforced or collected upon under this Agreement) and that the determination by Seller or Purchaser of whether or not, based upon the occurrence of certain events or the existence of certain circumstances, a default by the other party has occurred under this Agreement shall be made independently of, and have no bearing or impact upon, the determination by a party to one of the Master Leases of whether or not, based upon the same events or circumstances, a default by another party to such Master Lease has occurred under such Master Lease.

13. Brokers. Each of Seller and Purchaser represents to the other that it has not engaged or dealt with any broker, finder or investment advisor in connection with the sale of the Property or the other Transactions contemplated by this Agreement other than investment advisor(s) retained by it and covenants to pay any fees or other amounts owing to its investment advisor(s) on account of this Agreement or the Transactions. Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys’ fees and costs) which arise from a breach of such parties’ respective representations and covenants set forth in this Section 13.

14. Casualty and Condemnation. If, prior to Closing, any of the Improvements are damaged or destroyed, or a condemnation proceeding is commenced against any part of the Property (“Casualty or Condemnation”), then at the Closing, Seller shall pay (or, in the case of

Westridge, cause Ventas Finance I, LLC to pay) to Purchaser all insurance proceeds and condemnation awards, if any, paid to Seller (or, in the case of Westridge, Ventas Finance I, LLC) in connection with such Casualty or Condemnation which have not been used to restore the Property, and Seller (or, in the case of Westridge, Ventas Finance I, LLC) shall assign to Purchaser all of its right, title and interest in any insurance proceeds or condemnation awards to be paid to it in connection with the Casualty or Condemnation.

15. Certain Warranties; Disclaimer and Release.

(a) Notwithstanding anything to the contrary contained in this Section 15, the purchase, sale and conveyance of the Property shall be made with the limited warranties to Purchaser contained in the Deeds.

(b) Disclaimer. Purchaser agrees that Purchaser is purchasing the Property in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and, subject to Section 6 above and to Section 15(a) above, without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller. Without in any way limiting the generality of the immediately preceding sentence, Purchaser further acknowledges and agrees that, in entering into this Agreement and closing the Transactions hereunder, subject to Section 6 above and to Section 15(a) above:

(i) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof or the title thereto, or of any of the appurtenances, facilities or equipment thereon;

(ii) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use;

(iii) As the tenant at the Property, Purchaser has had complete and sole possession of the Property since, at the latest, May 1, 1998, and has accordingly had the opportunity to perform a full investigation of the Property prior to the date hereof, and Purchaser is fully satisfied with its opportunity to investigate the Property prior to the date hereof;

(iv) Purchaser has not relied upon any statement or representation by or on behalf of Seller unless such statement or representation is specifically set forth in this Agreement; and

(v) As of the date hereof, Purchaser has made such legal, factual and other inquiries and investigations as Purchaser has deemed necessary, desirable or appropriate with respect to the Property and the value and marketability thereof and of the appurtenances, facilities and equipment thereof. Such inquiries and investigations of Purchaser are hereby deemed to include, without limitation, the physical components of all portions of the

Improvements, the condition of repair of the Property or any portion thereof, such state of facts as a current title report and/or an accurate survey would show or disclose, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

(c) Release. Without in any way limiting the generality of the preceding Section 15(b), Purchaser specifically acknowledges and agrees that it hereby waives, releases and discharges any claim it has, might have had, or may have, against each of Seller and its affiliates, and its and their officers, directors, employees and agents, relating to, arising out of or with respect to (i) the condition of the Property, either patent or latent, (ii) Purchaser’s ability, or inability, to obtain or maintain temporary or final certificates of occupancy or other licenses for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iii) the actual or potential income, or profits, to be derived from the Property, (iv) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Property, (v) Purchaser’s ability or inability to demolish the Improvements or otherwise develop the Property, (vi) the environmental condition of the Property, (vii) any default or alleged default by Seller or its affiliates with respect to the Property under any of the leases pursuant to which Seller or Ventas Finance I, LLC leased the Property to Purchaser, including without limitation, any default or alleged default regarding the granting or withholding of Seller’s or Ventas Finance I, LLC’s consent to any proposed sublease(s) with respect to all or any portion of the Property or the obtaining of any required governmental licenses, permits or approvals in connection with any such proposed sublease(s), or (viii) any other matter relating to the Property.

16. General Provisions.

(a) Entire Agreement. This Agreement and exhibits hereto constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and amendment of the Master Leases pursuant to the Master Lease Amendments and supersede all prior or contemporaneous written or oral agreements, whether express or implied, related to the subject matter hereof.

(b) Amendments. This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

(c) Waivers. No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party. No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

(d) Time. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day which is a Business Day. For the purpose of this Agreement, the term “Business Day” means any day other than (i)

Saturday, (ii) Sunday, or (iii) any other day when federally insured banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

(e) Unenforceability. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

(f) Assignment. This Agreement may not be assigned by Purchaser or Seller without the prior express written consent of the other party, which consent may be given or withheld in such party’s sole and absolute discretion.

(g) Notices. Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this Section 16(g). All notices and communications shall be deemed given and effective upon receipt thereof.

To Seller:	Ventas Realty, Limited Partnership
c/o Ventas, Inc.
4360 Brownsboro Road
Suite 115
Louisville, Kentucky 40207-1642
Attn: T. Richard Riney
Phone: (502) 357-9000
Fax: (502) 357-9001

With copies to:	Ventas Realty, Limited Partnership
333 West Wacker Drive, Suite 2850
Chicago, Illinois 60606
Attn: Donna M. Coté
Phone: (312) 596-3808
Fax: (312) 596-3850

and

Barack Ferrazzano Kirschbaum
Perlman & Nagelberg LLC
333 West Wacker Drive, Suite 2700
Chicago, Illinois 60606
Attn: Thomas H. Page, Esq.
Phone: (312) 984-3195
Fax: (312) 984-3150

To Purchaser:	Kindred Healthcare, Inc. and
Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, Kentucky 40202-2412
Attn: Edward L. Kuntz
Phone: (502) 596-7172
Fax: (502) 596-4141

With copies to:	Kindred Healthcare, Inc. and
Kindred Healthcare Operating, Inc.
680 South Fourth Avenue
Louisville, Kentucky 40202-2412
Attn: Joseph Landenwich, Esq.
Phone: (502) 596-7209
Fax: (502) 596-4075

and

Cleary Gottlieb Steen & Hamilton
One Liberty Plaza
New York, New York 10006
Attn: Steven Horowitz
Phone: (212) 225-2580
Fax: (212) 225-3999

(h) Governing Law. This Agreement shall be governed in all respects by the internal laws of the Commonwealth of Kentucky without regard to the laws regarding conflicts of laws.

(i) Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.

(j) Construction. Seller and Purchaser agree that each party and its counsel have reviewed and approved this Agreement, and that any rules of construction that provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto. The words “include”, “including”, “includes” and any other derivation of “include” means “including, but not limited to” unless specifically set forth to the contrary. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to “sections” or “subsections” in this

Agreement shall refer to sections and subsections of this Agreement, and references to “exhibits” in this Agreement shall mean exhibits attached to this Agreement.

(k) No Recording. Purchaser shall not, and shall not cause or permit any other person to, record this Agreement or any memorandum or other evidence thereof in any public records. If Purchaser violates the terms of this Section 16(k), then this Agreement shall be deemed ipso facto terminated and the Earnest Money shall be retained by Seller, and Purchaser shall immediately pay to Seller the Break-Up Fee.

(l) Obligations Joint and Several. Purchaser acknowledges that each entity constituting Purchaser shall be jointly and severally liable for any and all obligations of Purchaser hereunder or under any instrument executed by Purchaser pursuant hereto.

(m) Public Announcement. Seller and Purchaser agree to cooperate with each other to make joint and/or coordinated public announcements disclosing this Agreement and the Transactions contemplated hereby.

(n) Form of Payment. All amounts required to be paid by Purchaser to, or as directed by, Seller pursuant to the terms hereof (including, without limitation, if applicable, the Break-Up Fee) shall, unless otherwise directed by Seller in writing, be paid by federally insured wire transfer of immediately available funds. Payments required by the terms hereof to be made on a particular date shall be deemed to have been timely made if Seller (or any alternate payee designated by Seller) receives such payment in the account specified in the wire transfer instructions, to be provided to Purchaser by Seller, not later than 5:00 p.m. Chicago time on the date specified for such payment.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

PURCHASER:

KINDRED HEALTHCARE, INC., a Delaware corporation

By:	/s/ Richard A. Lechleiter

Name:	Richard A. Lechleiter
Its:	Senior Vice President, Chief Financial Officer and Treasurer

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation

By:	/s/ Richard A. Lechleiter

Name:	Richard A. Lechleiter
Its:	Senior Vice President, Chief Financial Officer and Treasurer

SELLER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ventas, Inc. Its: Sole General Partner

By:	/s/ T. Richard Riney

Name:	T. Richard Riney
Its:	Executive Vice President and General Counsel

S-1

EXHIBIT A

LAND

A-1

Facility # 565

CT

SCHEDULE A

THE LAND

A certain piece or parcel of land with all buildings and improvements thereon situated in the Town of Norwich, County of New London and State of Connecticut, more particularly described as follows:

Beginning at a point on the southerly line of Hamilton Avenue. In Said Town of Norwich and a concrete Monument set by the Highway Department, and from said point,

thence running S 32° 31° E 130. 3 feet to a drill hole in a wall;

thence S 45° 14° W 183 feet to a monument, the last two lines bounded southwesterly and northwesterly by land N/F of Vera C. Edwards,

thence S 57° 52° W 54.2 feet to a monument, this line bounded northwesterly on land N/F of Everest A. and Eve R. Higgins.

thence S 65° 04 E 412.57 feet;

thence running Northeasterly in a straight line,

400 feet more or less to land N/F of Faith R. Jennings at a point which is 426.58 feet south of the southerly line of Corning Road is measured along the easterly side of the premises herein described:

thence W 26° 07° W 166.1 feet;

thence N 27° 12° W 130.6 feet;

thence northwesterly 129.88 feet to a drill hole in a boulder on the southerly line of Corning Road, the last three lines bounding north-easterly on land N/F of Faith R. Jennings;

thence S 77° 04 W 85.25 feet to a Connecticut Highway Department Stone, this line following along the southerly line of Corning Road;

thence S 57° 59° W 181.52 feet to a concrete monument act by the Connecticut Highway Department:

thence S 59° 23° W 181.33 feet to the point of beginning: the last 2 lines following along the South line of Hamilton Avenue.

Together with a right of way as set forth in a deed from Quinting F. Larangeire and Lucy Marie Larangeire to Israel M. Resnikoff dated February 28, 1967 and recorded in Volume 342, Page 99 of the Norwich Land Records.

Together with a right of way as set forth in a deed from James M. Young to Albert F. Myers dated July 5, 1921 and recorded in Volume 163, Page 205 of the Norwich Land Records.

Facility # 1226

CT

SCHEDULE A

THE LAND

All that certain tract, piece or parcel of land situate, lying and being in the City of Stamford, County of Fairfield and State of Connecticut, said parcel of land being more particularly bounded and described as follows:

Beginning at a point on the westerly street line of Glenbrook Road, where the same is intersected by the division line between the parcel herein described and land now or formerly of Zion Lutheran Church U.A.C., and being the southeasterly corner of the premises herein described, then running along land of said Zion Lutheran Church the following courses:

       North 84-41-20 West, a distance of 242.04 feet;

       North 74-21-30 West, a distance of 70.00 feet;

       North 12-18-30 East, a distance of 45.03 feet;

and North 81-18-10 West, a distance of 25.05 feet;

then turning and continuing along land of said Zion Lutheran Church, to and along land now or formerly of Francis Ferro Et Al, North 12-18-30 East; a distance of 50.00 feet to land of various owners; then turning and running along land of said various owners North 88-06-35 East, a distance of 352.25 feet to the westerly street line of Glenbrook Road; then turning and running along Glenbrook Road, South 5-16-40 West, a distance of 66.71 feet; then along a circular curve to the right having a radius of 153.86 feet, and arc-distance of 48.467 feet; then on another circular curve to the right, having a radius of 177.533 feet, an arc-distance of 42.115 feet, to the point or place of beginning, containing 1.0032 Acres, more or less.

Facility # 783

KY

SCHEDULE A

THE LAND

BEING all of Lot No. 6 of the Storey Business Subdivision to the City of Lexington, as shown by plat of record in Plat Cabinet C, Slide 499 in the Fayette County Clerk’s Office; the improvements being known as 353 Waller Avenue.

BEING the same property conveyed to NHE/KENTUCKY, INC., a Kentucky corporation by deed dated August 25, 1972, of record in Deed Book 1057, Page 462, in the Fayette County Court Clerk’s Office, and further conveyed to First Healthcare Corporation, a Delaware corporation by deed dated August 23, 1993 of record in Deed Book 1691, Page 87, in the Fayette County Clerk’s Office.

MA523

SCHEDULE A

THE LAND

Property: 1100 VFW Parkway, W. Roxbury, MA

Facility Name: Star of David Nursing Center

Facility Number: 523

TRACT I

PARCEL I

That certain parcel of registered land situated in that Part of Boston, formerly West Roxbury, in the County of Suffolk and Commonwealth of Massachusetts, bounded and described as follows:

WESTERLY by the easterly line of Veterans of Foreign Wars Parkway, (the Commonwealth of Massachusetts, M.D.C.), ten (10) feet;

SOUTHERLY by the northerly line of said Veterans of Foreign Wars Parkway, fifty-three and 05/100 (53.05) feet;

WESTERLY by the easterly of said Veterans of Foreign Wars Parkway, two hundred forty-seven and 82/100 (247.82) feet;

NORTHERLY by the southerly side of Farragut Street and Ellswood Street, one hundred ninety-one and 41/100 (191.41) feet;

EASTERLY by land now or formerly of Sturdy Oak Homes, Inc., one hundred fifteen and 88/100 (115.88) feet;

NORTHERLY by land of sundry adjoining owners, four hundred thirteen and 44/100 (413.44) feet;

EASTERLY by the westerly line of Baker Street, twenty and 86/100 (20.86) feet;

SOUTHERLY by land of sundry adjoining owners, four hundred two and 02/100 (402.02) feet;

EASTERLY by land now or formerly of Charles A. Hoar et al, eighty-six (86) feet; and

SOUTHERLY by the northerly line of Durant Street, one hundred sixty and 18/100 (160.18) feet.

Facility # 523

SCHEDULE A

THE LAND

TRACT II

Two certain parcels of unregistered land.

PARCEL I

A certain parcel of unregistered land situated in that part of Boston, formerly West Roxbury, Suffolk County, Massachusetts, bounded and described as follows:

NORTHERLY by Ellswood street, 41.15 feet;

EASTERLY by Lot 110 as shown on the plan hereinafter described, 109.57 feet;

SOUTHERLY on land formerly of the Town of Brookline, now 1100 Corporation, 28.93 feet;

SOUTHWESTERLY by said last mentioned land, 56 feet; and

WESTERLY by said last mentioned land, 59.88 feet.

Said lot 131 is shown on a plan entitled “West Roxbury Plateau, August 29,1894, by Charles D. Elliot, Engineer, Somerville, Massachusetts” duly recorded with said Suffolk County Registry of Deeds at the end of Book 2224.

PARCEL II

A certain parcel of land situated in that part of Boston, formerly West Roxbury, Suffolk County, Massachusetts, bounded and described as follows:

SOUTHEASTERLY by Farragut Street, 40.25 feet;

NORTHEASTERLY by Lot 50 as shown on the plan hereinafter described, 90.45 feet;

NORTHWESTERLY by land of owners unknown, 40 feet; and

SOUTHWESTERLY by Lot 148 on said plan, 85 feet.

Said lot 149 is shown on a plan entitled “West Roxbury Plateau, August 29, 1894, by Charles D. Elliot, Engineer, Somervilla, Massachusetts”, duly recorded with Suffolk County Registry of Deeds at the end of Book 2224.

MA527

SCHEDULE A

THE LAND

Property: 150 Lincoln Street, Needham, MA

Facility Name: Briarwood Health Care Nursing Center

Facility Number: 527

The land situated in Needham, Norfolk County, Massachusetts, bounded and described as follows:

NORTHERLY:	by Garfield Street, 75.0 feet;

EASTERLY:	by land of J. William and Irogard Linse, as shown on plan referred to hereinafter, 75.0 feet;

NORTHERLY:	by said Linse, 132.0 feet;

SOUTHEASTERLY:	by Otto S. and Aurilla G. Schultz, 59.1 feet;

NORTHERLY:	by said Schultz, 9.70 feet;

SOUTHEASTERLY:	by Henry B. and Alica W. Ahlberg, John E. and Barbara T. Griffin, 143.46 feet, and by said Griffin and by Teresa M. Livesay, 50.0 feet;

SOUTHERLY:	by the Building Association, Inc. of the Lt. Manson H. Carter Post 12498 Veterans of Foreign Wards of U.S.A., 293.4 feet;

WESTERLY:	by Lot A, 110.00 feet;

WESTERLY:	by Lot D, 140 feet;

NORTHERLY:	by another parcel of said Linse, 100.0 feet; and

WESTERLY:	by said Linse, 75.0 feet.

Facility No. 528-MA Westridge Healthcare Center 121 Northboro Road Marlborough, Massachusetts (Middlesex County)

EXHIBIT A

The land shown on a plan of land entitled “Plan of Land in Marlborough, Mass, owned by Paul-Mark Management Corp.”, December 10, 1962, Nashoba. Survey Co., Inc., Marlborough, Mass., “123,465” recorded with the Middlesex South District Registry of Deeds, Book 10181, Page 61, bounded and described as follows:

BEGINNING at a point on the Northerly side of Northborough (Northboro) Road at the Southwest corner of the parcel to be conveyed and at other land of Paul-Mark Management Corp;

THENCE by a curve to the left in a Northwesterly direction with a radius of 32.43 feet and a distance along the course of 52.30 feet to a point of tangency;

THENCE North 40 degrees 90 minutes 22 seconds West a distance of 469,465 feet;

THENCE North 44 degrees 39 minutes 53 seconds East a distance of 193.77 feet; all three courses are by other land of Paul-Mark Management Corp.;

THENCE North 10 degrees 05 minutes 19 seconds East a distance of 319.70 feet by land of Malcola E. Wallace;

THENCE South 32 degrees 16 minutes 49 seconds East a distance of 234.47 feet by land of Basil and Jannie Carvary;

THENCE South 32 degrees 07 minutes 22 seconds East a distance of 196.5 feet;

THENCE South 21 degrees 32 minutes 31 seconds West a distance of 216.77 feet;

THENCE South 46 degrees 22 minutes 25 seconds East a distance of 55.45 feet to the Northerly line of Northborough Road, the last three courses are by land of Arthur and Alice Bastian;

THENCE South 60 degrees 57 minutes 54 seconds West a distance of 115.71 feet;

THENCE South 73 degrees 33 minutes 44 seconds West a distance of 7.35 feet;

THENCE South 51 degrees 22 minutes 52 seconds West a distance of 37.22 feet;

THENCE South 52 degrees 15 minutes 21 seconds West a distance of 40.315 feet to the point of beginning, the last four courses are by the Northerly line of Northborough Road.

PIN # 78-3A

MA - 538

EXHIBIT A

Lots 127, 128, 151, 152, and 153

the land in the West Roxbury District of Boston, Massachusetts, Suffolk County, being five certain lots all shown on a plan of land made by Charles E. Elliot, Engr., dated August 29, 1894, recorded with Suffolk

XXXXXXXXXXXXXXXXXXXX

Deeds Book 2224, Page is at the end of Book, to which plan reference is made for a more particular description to the following lots;

Lot 127;	as shown on said plan is located on the southerly side of Ellswood Street, containing 4712 square feet of land according to said plan.

Lot 128;	as shown on said plan also located on the southerly side of Ellswood Street, containing 4360 square feet according to plan.

Lots 127	and 128 are conveyed subject to the street and or sewer better-ment assessments of the City of Boston.

Lot 151	as shown on said plan is located on the northwesterly side of Farragut Street and contains 3945 square feet according to plan.

Lot 152	as shown on said plan is located on the northwesterly side of Farragut Street and contains 4057 square feet according to plan.

Lot 153	as shown on said plan is located on the northwesterly side of Farragut Street and contains 4050 square feet according to plan.

Lots 129 and 130

A certain parcel of land situated in that part of Boston called West Roxbury in the County of Suffolk and Commonwealth of Massachusetts and being lots numbered 129 and 130 as shown on a plan of land called ‘West Roxbury Pintoau’ by C. D. Elliott, Engineer, and recorded with the Suffolk County Registry of Deeds, Book 5016, page 31_, dated June 30, 1920, and bounded and described as follows:

NORTHERLY	by Ellswood Street as shown on said plan as eighty four (84) feet;

EASTERLY	by lot numbered 128 on said plan as ninety nine and 61/100 (99.61) feet;

SOUTHERLY	by property of the Town of Brookline as shown on said plan as eighty five and 29/100 (85.29) feet;

WESTERLY	by lot numbered 131 on said plan, one hundred nine and 57/100 (109.57) feet;

Containing 8626.9 square feet, more or less.

MA - 538, cont.

EXHIBIT A

Lot 150

A certain parcel of vacant land containing about thirty-seven hundred twenty seven (3727) square feet of land on the northwesterly side of Farragut Street, adjoining an estate now or formerly of Albert C. Smith, being lot one hundred and fifty (150) Charles D. Elliot plan dated August 29, 1894, recorded with Suffolk Deeds at end of Book 2224, situated in Block 98 A1, in the West Roxbury District.

Lots 154, 155 and 156

the following described parcels of land in Boston, Suffolk County, Massachusetts

DESCRIPTION:

Parcel No. 1

About four thousand thirty (4030) square feet of land on the northerly side of Farragut Street, adjoining another estate now or formerly of said Giorgio and others, being Lot one hundred fifty-four (154), Charles, D. Elliot plan, dated August 29, 1894, recorded with Suffolk Deeds, at End of Book 2224.

Parcel No. 2

About four thousand ten (4010) square feet of land on the north side of Farragut Street, adjoining another estate now or formerly of said Giorgio and others, being Lot one hundred fifty-five (155), Charles D. Elliot plan, dated August 29, 1894, recorded with Suffolk Deeds, at End of Book 2224.

Parcel No. 3

About thirty-nine hundred ninety (3990) square feet of land on the northerly side of Farragut Street, adjoining another estate now or formerly of said Giorgio and others, being Lot one hundred fifty-six (156), Charles D. Elliot, Engineer, plan, dated August 29, 1894 recorded with Suffolk Deeds, at End of Book 2224.

LESS AND EXCEPT LOTS 127, 128 AND 129 as were conveyed by Deed to Archdale Construction Corp. dated September 23, 1997 and recorded with the Suffolk County Registry of Deeds at Book 21759, Page 250.

Facility # 4677

MI

SCHEDULE A

THE LAND

HOSPITAL PARCEL:

Lots 5 and 6, including adjoining vacated public alley of “Ferdinand Morrel’s Subdivision”, as recorded in Liber 4 of Plats, Page 22, Wayne County Records; Lots 1 through 8 inclusive, together with adjoining vacated public alley of the “Subdivision of Lots 33, 34, 35, 39, and 40 of Johnson Subdivision”, as recorded in Liber 1 of Plats, Page 270, Wayne County Records; Lot 1, the North 13.2 feet of Lot 2 and the North 25.2 feet of Lots 5, 6, and 7, including adjoining vacated public alleys of “Neuman’s Subdivision” as recorded in Liber 7 of Plats, Page 9, Wayne County Records; Lots 86 through 93, inclusive, Lots 52 through 59, inclusive, and the North 40.00 feet of Lot 51, including adjoining vacated Humboldt Avenue (60 feet wide), also including vacated public alleys in the rear thereof of “Brandish and Hubbard’s Subdivision”, as recorded in Liber 1 of Plats , Page 133, Wayne County Records; the North 26 feet of Lots 1 through 5, inclusive, including, vacated Humboldt Avenue (60 feet wide) lying Westerly thereof, and that portion of the adjoining vacated public alleys lying Northerly and Easterly thereof of the “Subdivision of Lots 94 and 95 of Bradish and Hubbard’s Subdivision”, as recorded in Liber 12 of Plats, Page 37, Wayne County Records; Lot 51, Block 3, and Lots 33 through 44 inclusive, Block 3, including adjoining vacated public alley Westerly thereof of the “Plat of Weitzel Resubdivision”, as recorded in Liber 5 of Plats, Page 18, Wayne County Records; and Lot 58 of “Weitzel’s Plat”, as recorded in Liber 1 of Plats, Page 204, Wayne County Records, all being located in the City of Detroit, Wayne County, Michigan, and being more particularly described as follows:

Begining at the intersection of the Southerly line of Magnolia Street (50 feet wide) with the Westerly line of Eighteenth Street (60 feet wide), said point being also the Northeasterly, corner of Lot 58 of said “Weitzel’s Plat”, (Liber 1 of Plats, Page 204, Wayne County Records) and proceeding thence from said point of begining South 2 degrees 55 minutes 17 seconds East, along the Westerly line of said Eighteenth Street, said line being also the Easterly line of said Lot 58 and the Easterly line of Lots 44 through 35 inclusive, Block 3, the Easterly line of Lot 51, Block 3, and the Easterly line of Lots 34 and 33, Block 3, of said “Plat of Weitzel Resubdivision”, (Liber 5 of Plats, Page 18, Wayne County Records), a distance of 461.15 feet to the Southeasterly corner of said Lot 33; thence south 67 degrees 19 minutes 28 seconds West, along the Southerly line of said Lot 33, a distance of 145.00 feet to the Southwesterly corner of said Lot; thence South 22 degrees 55 minutes 17 seconds East, along part of the Westerly line of Lot 32, Block 3, of said “Plat of Weitzel Resubdivision”, a distance of 11.00 feet to a point on the Northerly line of Martin Luther King Jr. Boulevard (124 feet wide, as now established); thence South 67 degrees 26 minutes 04 seconds West, along the Northerly line of said Martin Luther King Jr. Boulevard, as now established, a measured distance of 646.85 feet (described 646.72 feet) to the point of intersection of said Street line with the Easterly line of Lawton Avenue (60 feet wide); thence North 23 degrees 09 minutes 27 seconds West, along the Easterly line of said Lawton Avenue, said line being also part of the Westerly line of Lot 2 and the Westerly line of Lot 1 of said “Neumann’s Subdivision” (Liber 7 of Plats, Page 9, Wayne County Records), the Westerly line of Lots 8 through 2 inclusive of the “Subdivision of Lots No. 33,34, 35, 39 and 40 of Johnston Subdivision”, (Liber 1 of Plats, Page 270, Wayne County Records) and the Westerly line of Lot 5 of said “Ferdinand Morrel’s Subdivision”, (Liber 4 of Plats, Page 22, Wayne County Records), a measured distance of 471.52 feet (described 470.85 feet) to the point of intersection of said Street line with the Southerly of said Magnolia Street; thence North 67 degrees 13 minutes 58 seconds East, along the Southerly line of said Magnolia Street, said line being also the Northerly line of Lots 5 and 6 of said “Ferdinand Morrel’s Subdivision”, the Northerly end of a vacated alley (20 feet wide) and the Northerly line of Lot 59 of said “Bradish and Hubbard’s Subdivision”, (Liber 1 of Plats, Page 133, Wayne County Records), a measured distance of 401.73 feet (recorded 401.28 feet) to the Northeasterly corner of said Lot 59; thence North 67 degrees 41 minutes 11 seconds East, continuing along the Southerly line of said Magnolia Street, said line being also the Northerly end of vacated Humboldt Avenue (60 feet wide), a distance of 60.00 feet to an angle point in said Street line; thence continuing along the Southerly line of said Magnolia Street, North 67 degrees 28 minutes 25 seconds East, said line being also the Northerly line of Lot 86 of said “Bradish and Hubbard’s Subdivision”, the Northerly end of a vacated alley (20 feet wide) and the Northerly line of said Lot 58 of said “Weitzel’s Plat”, a measured distance of 332.06 feet (recorded 330.78 feet) to the point of beginning.

SCHEDULE A

THE LAND

# 4677

PARKING LOT PARCEL:

Lots 492 through 508, Inclusive, part of Lot 491 including the vacated alley (20 foot wide) lying adjacent to said lots of the “Subdivision of Part of The Stanton Farm, Private Claim 473”, City of Detroit, Wayne County, Michigan as recorded in Liber 1 of Plats, Page 255, Wayne County Records, and being more particularly described as follows: Beginning at the intersection of the Southerly line of Magnolia Street (50 feet wide) with the Easterly line of Eighteenth Street (60 feet wide), said point being also the Northwesterly corner of Lot 500 of said “Subdivision of Part of The Stanton Farm, Private Claim 473”, (Liber 1 of Plats, Page 255, Wayne County Records), proceeding thence from said point of beginning North 67 degrees 24 minutes 22 seconds East, along the Southerly line of said Magnolia Street, said line being also the Northerly line of Lot 500, the Northerly end of a vacated alley (20 feet wide) and the Northerly line of Lot 501 of said subdivision, a distance of 323.10 feet to the point of intersection of said street line with the Westerly line of Seventeenth Street (60 feet wide), said point being also the Northeasterly corner of said Lot 501; thence South 22 degrees 50 minutes 07 seconds East, along the Westerly line of said Seventeenth Street, said line being also the Easterly line of Lots 501 through 508 inclusive of said Subdivision, a distance of 396.00 feet to the Southeasterly corner of said Lot 508; thence South 67 degrees 24 minutes 22 seconds West, along the Southerly line of said Lot 508 and its Westerly extension across the Southerly end of said vacated alley, a distance of 170.81 feet to the Northeasterly corner of Lot 492 of said Subdivision; thence South 22 degrees 59 minutes 15 seconds East, along the Westerly line of a public alley (20 feet wide), said line being also the Easterly line of Lot 492 and part of the Easterly line of Lot 491 of said Subdivision, a distance of 99.33 feet to the point of intersection of said alley line with the Northerly line of Martin Luther King Jr. Boulevard (124 feet wide) as now established; thence South 70 degrees 38 minutes 46 seconds West, along the Northerly line of said Martin Luther King Jr. Boulevard, as now established, a distance of 152.10 feet to the point of intersection of said Street line with the Easterly line of said Eighteenth Street; thence North 22 degrees 55 minutes 17 seconds West, along the Easterly line of said Eighteenth Street, said line being also part of the Westerly line of said Lot 491 and all of the Westerly line of Lots 492 through 500 inclusive of said Subdivision, a measured distance of 485.74 feet (described 486.06 feet) to the point of beginning.

SCHEDULE A

4659

MN

County of Hennepin, State of Minnesota

PARCEL 1:

Lot 6, Block 6, Hidden Lakes PUD No. 74, Hennepin County, Minnesota.

PARCEL 2:

Non-exclusive easements for roadway, ingress and egress, and signage over and across portions of Outlet A, Hidden Lakes PUD No. 74, as set forth in Easement Agreement dated August 11, 1997, filed February 13, 1998, as Document Number 2887297, Office of Registrar of Titles, Hennepin County, Minnesota.

(Tax Parcel No. for Parcel 1: 18-029-24-44-0015)

Facility # 772

WI

SCHEDULE A

THE LAND

Lots 16 through 22 inclusive, in Block 1, and all of Block 2, Riverhaven Subdivision, City of Wisconsin Rapids, Wood County, Wisconsin, according to the recorded plat;

AND

All that portion of South Strawberry Lane in Said Riverhaven Subdivision lying between the Easterly extension line of Lot 18, in Block 1, and the Westerly extension line of Lot 22, in Block 1, in said Subdivision, which portion of said roadway has been vacated by the City of Wisconsin Rapids, Wood County, Wisconsin.

Tax Key No. 34-05015

EXHIBIT B

PURCHASE PRICE ALLOCATION

Property commonly known as:	Allocated portion of the Purchase Price:
1. Kindred Hospital Minnesota	$17,941,043
2. Kindred Hospital Metro Detroit	$15,501,307
3. Lexington Center for Health & Rehab	$9,877,734
4. Briarwood Health Care Nursing Center	$3,438,663
5. West Roxbury Manor	$1,775,077
6. Hamilton Rehab & Healthcare Center	$3,589,960
7. Family Heritage Med. & Rehab Center	$3,384,646
8. Homestead Health Center	$6,438,088
9. Star of David Nursing & Rehab/Alzheimer’s Center	$9,479,588
10. Westridge Healthcare Center	$7,573,894

TOTAL	$79,000,000

B-1

EXHIBIT C

MASSACHUSETTS DEEDS

C-1

QUITCLAIM DEED WITH LIMITED WARRANTY

[Ventas Realty, Limited Partnership, a limited partnership] [Ventas Finance I, LLC, a limited liability company] duly established under the laws of the State of Delaware (“Grantor”) and having its usual place of business at: 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, for consideration paid, and in full consideration of $            , grants to                     , a                      duly established under the laws of the State of Delaware (“Grantee”) and having its usual place of business at                     , with no warranty covenants of any kind, except as specifically set forth below, the real estate described below:

[See Exhibit A attached hereto and made a part hereof]

Grantor does hereby warrant to Grantee that, as of the date of this conveyance, Grantor owned fee simple title to the subject real estate free and clear of any mortgage or other lien securing borrowed indebtedness of Grantor.

[Signature Page Follows]

In witness whereof, the said Grantor has caused these presents to be signed, acknowledged and delivered in its name and behalf by Ventas, Inc., a corporation duly incorporated in the State of Delaware, and the sole general partner of Grantor, this              day of             , 2003.

WITNESSES:	[VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	By: Ventas, Inc., a Delaware corporation, its sole general partner]

[VENTAS FINANCE I, LLC, a Delaware limited liability company

	By:	Ventas Finance I, Inc., its sole member]

Printed Name:

By:

By:	Name:

Printed Name:	Its:

The Commonwealth of Massachusetts

State of

County of

Then personally appeared the above named             , the              of [Ventas, Inc.] [Ventas Finance I, Inc.], a Delaware corporation and the [general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership] [sole member of Ventas Finance I, LLC, a Delaware limited liability company], and acknowledged the foregoing instrument to be the free act and deed of said corporation on behalf of said limited [partnership] [liability company] before me,

Notary Public—Justice of the Peace

My commission expires                                          20

EXHIBIT D

MICHIGAN DEED

D-1

COVENANT DEED

KNOW ALL MEN BY THESE PRESENTS THAT THE UNDERSIGNED, VENTAS REALTY LIMITED PARTNERSHIP, a Delaware limited partnership, whose post office address is 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, hereinafter called the Grantor, for and in consideration of the sum of Ten and no/100 Dollars ($10.00) and other valuable considerations, receipt which of is hereby fully acknowledged and confessed, has GRANTED, BARGAINED, SOLD and CONVEYED and by these presents does GRANT, BARGAIN, SELL and CONVEY unto                     , a                     , whose post office address is                     , hereafter called the Grantee, without warranty covenant (except as expressly provided below), all of Grantor’s right, title and interest, if any, in that certain land, situate in                      County, State of Michigan, described on Exhibit “A” attached hereto and made a part hereof, together with all the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

This deed is executed and delivered by the Grantor on a quitclaim basis and with no warranty of any kind or nature, except that the Grantor does hereby warrant to the Grantee that, at the time of this conveyance, the Grantor owned fee simple title to the subject property, free and clear of any mortgage or other lien securing borrowed indebtedness of the Grantor.

[SIGNATURE PAGE TO FOLLOW]

In witness whereof, the said Grantor has signed and sealed these presents the day and year first above written.

WITNESSES:	GRANTOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:

Name:

(Witness name must be printed in black ink.)

By:

Name:

By:	Title:

Name:

(Witness name must be printed in black ink.)

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This instrument was acknowledged before me on             , 2003, by T. Richard Riney, Executive Vice President, General Counsel and Secretary of Ventas, Inc., a Delaware corporation, in its capacity as the general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership, on behalf of the corporation, in its capacity as the general partner and on behalf of the aforesaid limited partnership.

Notary Public

[Seal, if any, of notarial officer]

My commission expires:

This instrument prepared by: Joseph D. Lambert, Esq. Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLC 333 W. Wacker Drive, Suite 2700 Chicago, Illinois 60606	After recording return to: Richard E. Myers, Esq. Kindred Healthcare, Inc. 680 South Fourth Avenue Louisville, Kentucky 40202-2412

EXHIBIT E

MINNESOTA DEED

E-1

QUITCLAIM DEED WITH LIMITED WARRANTY

Corporation or Partnership or Limited Liability Company to

Corporation or Partnership or Limited Liability Company

No delinquent taxes and transfer entered; Certificate of Real Estate Value ( ) filed ( ) not required Certificate of Real Estate Value No.

, 2003

County Auditor

by
Deputy

STATE DEED TAX DUE HEREON: $

Date: , 2003	(reserved for recording data)

FOR VALUABLE CONSIDERATION, VENTAS REALTY, LIMITED PARTNERSHIP, a limited partnership existing under and by virtue of the laws of the State of Delaware, Grantor, hereby conveys to             , a              existing under the laws of the State of Delaware, Grantee, real property in                      County, Minnesota, described as follows:

See Exhibit A attached hereto and made a part hereof.

[Address]

[parcel id number]

[parcel id number]

Together with all hereditaments and appurtenances belonging thereto, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all of the estate, right, title, interest, claim or demand whatsoever, of the Grantor, either in law or equity, of, in and to the above described premises, with the hereditaments and appurtenances, without warranty of any kind except that Grantor does hereby warrant to Grantee that, at the time of this conveyance, Grantor owned fee simple title to the described real property free and clear of any mortgage or other lien securing borrowed indebtedness of Grantor: TO HAVE AND TO HOLD the said premises as above described, with the appurtenances, unto the Grantee, its heirs and assigns forever.

[signature page follows]

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Ventas, Inc., a Delaware corporation and its sole general partner

Affix Deed Tax Stamps Here		By:

Name:

Its:

2

STATE OF	)
	)	SS.
COUNTY OF	)

The foregoing was acknowledged before me this      day of             , 2003, by                      , the                                  of Ventas, Inc., a Delaware corporation and the sole general partner of Ventas Realty, Limited Partnership, a Delaware limited partnership.

NOTARIAL STAMP OR SEAL (OR OTHER TITLE
OR RANK)
NOTARY PUBLIC

THIS INSTRUMENT WAS DRAFTED BY:

Joseph D. Lambert, Esq. Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLC 333 W. Wacker Drive Suite 2700 Chicago, Illinois 60606

WHEN RECORDED RETURN TO:

TAX STATEMENTS FOR THE REAL PROPERTY DESCRIBED IN THIS INSTRUMENT SHOULD BE SENT TO:

3

EXHIBIT A

LEGAL DESCRIPTION

ADDRESS:

TAX PARCEL NO.:

EXHIBIT F

CONNECTICUT DEEDS

F-1

Quitclaim Deed With Limited Warranty

Know all men by these presents:

That for the consideration of $             received, Ventas Realty, Limited Partnership, a Delaware limited partnership (hereinafter “Releasor”), does hereby remise, release and forever quitclaim unto              (hereinafter “Releasee”), its heirs, successors, and assigns, all right and title Releasor has in or to:

[See Exhibit A attached hereto and made a part hereof]

To have and to hold the premises, unto             , the said Releasee, and to the successors, heirs and assigns of Releasee, to the only use and behoof of the said Releasee, its successors, heirs and assigns forever, so that neither Ventas Realty, Limited Partnership, the said Releasor, nor any other person or persons in Releasor’s name and behalf shall or will hereafter claim or demand any right or title to the premises or any part thereof, but they and every one of them shall by these presents be excluded and forever barred. Releasor hereby warrants to Releasee that, as of the date of this instrument, Releasor owned fee simple title to the described premises free and clear of any mortgage or other lien securing borrowed indebtedness of Releasor.

In witness whereof, Releasor has hereunto set its hand this              day of             , 2003.

Witnessed by:	Releasor:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By: Ventas, Inc., a Delaware corporation, its general partner

Printed Name:

By:

Printed Name:	Name:

Its:

State of

County of

Personally appeared             , signer of the foregoing instrument, and the              of Ventas, Inc., the general partner of Ventas Realty, Limited Partnership, and acknowledged this instrument to be the free act and deed of said corporation on behalf of said limited partnership, before me.

Notary Public, State of

County of

EXHIBIT G

KENTUCKY DEED

G-1

Quitclaim Deed With Limited Warranty

This deed made this              day of             , 2003, by and between Ventas Realty, Limited Partnership, a Delaware limited partnership (“Grantor”) with an address of 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207 and                                                                                                            (“Grantee”) with an address of                                                                                                                                                        .

Witnesseth:

That for valuable consideration in the total amount of                          ($            ) paid in cash, the receipt of which is hereby acknowledged, Grantor does hereby convey, without warranty, except for the limited warranty set forth below, unto Grantee, the following described real estate situated in              County, Kentucky, and being more particularly described as follows:

[See Exhibit A attached hereto]

Grantor does hereby warrant to Grantee that, at the time of this conveyance, Grantor owned fee simple title to the subject property free and clear of any mortgage or other lien securing borrowed indebtedness of Grantor.

[Signature Page Follows]

In testimony whereof, witness the signature of Grantor the date and year first above written.

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

Name:

Title:

State of Kentucky

County of

The foregoing instrument was

acknowledged before me this              day

of             , 2003.

Notary Public, State of

My commission expires:

Consideration Certificate

We, Ventas Realty, Limited Partnership, Grantor, and             , Grantee, do hereby certify, pursuant to KRS Chapter 382, that the above-stated consideration in the amount of $            , is the true, correct and full consideration paid for the property herein conveyed.

State of Kentucky County of	GRANTOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

The foregoing instrument was acknowledged before me this day of , 2003.	By:	Ventas, Inc., a Delaware corporation, its general partner

Notary Public, State of		By:

Name:

Title:

My commission expires:

State of Kentucky County of	GRANTEE:

The foregoing instrument was acknowledged before me this day of , 2003.	By:
Name:
Its:

Notary Public, State of

My commission expires:

Prepared By:

Joseph D. Lambert, Esq.

Barack Ferrazzano Kirschbaum Perlman & Nagelberg LLC

333 West Wacker Drive, Suite 2700

Chicago, Illinois 60606

(312) 629-5125

EXHIBIT H

WISCONSIN DEED

H-1

THIS INSTRUMENT PREPARED BY:

Joseph D. Lambert

Barack Ferrazzano Kirschbaum

Perlman & Nagelberg LLC

333 West Wacker Drive, Suite 2700

Chicago, Illinois 60606

AFTER RECORDING, RETURN TO:

QUITCLAIM DEED WITH LIMITED WARRANTY

BY

VENTAS REALTY, LIMITED PARTNERSHIP

TO

Master Lease No.:

Facility No.:

Property Address:

( County)

________________	STATE BAR OF WISCONSIN FORM 3 – 2000 QUIT CLAIM DEED
Document Number	WITH LIMITED WARRANTY

This Deed, made between Ventas Realty, Limited Partnership, Grantor, and                     , Grantee.

Grantor quit claims to Grantee with the limited warranty set forth below, the following described real estate in                  County, State of Wisconsin (if more space is needed, please attach addendum):

[See Exhibit A attached hereto]

Together with all appurtenant rights, title and interests.

This deed is executed and delivered by the Grantor on a quitclaim basis and with no warranty of any kind or nature, except that the Grantor does hereby warrant to the Grantee that, at the time of this conveyance, the Grantor owned fee simple title to the subject property, free and clear of any mortgage or other lien securing borrowed indebtedness of the Grantor.

Recording Area

Name and Return Address

Date this      day of             , 2003.

Parcel Identification Number (PIN)

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

Name:

Title:

ACKNOWLEDGMENT

STATE OF WISCONSIN )
) ss.
County )

Personally came before me this day of , 2003 the above named to me known to be the person who executed the foregoing instrument and acknowledged the same.

Notary Public, State of
My commission expires

EXHIBIT I

FIRPTA AFFIDAVIT

CERTIFICATION OF NONFOREIGN STATUS

Section 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person. To inform the transferee that withholding of tax is not required upon the disposition of a U.S. real property interest by Ventas Realty, Limited Partnership (“Seller”), Seller hereby certifies the following:

1.	Seller is a “United States Person” and is not a “foreign person” in accordance with and for the purpose of the provisions of Sections 7701 and 1445 (as may be amended) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

2.	Seller’s U. S. Employer Identification Number is 61-1324573.

3.	Seller’s office address is: c/o Ventas, Inc.

                      4360 Brownsboro Road

                      Suite 115

                      Louisville, Kentucky 40207-1642

The undersigned understands that this certification may be disclosed to the Internal Revenue Service by transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Dated:                     , 2003.

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:

Name:

Its:

I-1

EXHIBIT J-1

PARTIAL LEASE TERMINATION OF MASTER LEASE NO. 1

J-1-1

MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT

THIS MASTER LEASE NO. 1 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this “Agreement” ) is dated as of the              day of                     , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated                     , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Properties described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

3. Termination Fee. Simultaneously with Lessor’s and Tenant’s entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of Two Million Seven Hundred Sixty Five Thousand Eight Hundred Sixty One and No/100 Dollars ($2,765,861.00)

in consideration of Lessor’s agreement to terminate the Lease as it applies to the Leased Properties referenced in Paragraph 2 above.

4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

3

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

4

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

5

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of JPMORGAN CHASE BANK, a                      corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

Exhibit A

Terminated Leased Properties

Master Lease No. 1

1.	Kindred Hospital Minnesota	- MN #4659

2.	Lexington Center for Health & Rehab	- KY #783

3.	Briarwood Health Care Nursing Center	- MA #527

4.	West Roxbury Manor	-MA #538

5.	Family Heritage Med. & Rehab Center	- WI #772

EXHIBIT J-2

PARTIAL LEASE TERMINATION OF MASTER LEASE NO. 2

J-2-1

MASTER LEASE NO. 2 PARTIAL LEASE TERMINATION AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 2 PARTIAL LEASE TERMINATION AGREEMENT

THIS MASTER LEASE NO. 2 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this “Agreement” ) is dated as of the      day of                     , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated                     , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to certain of the Leased Properties demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Properties described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

3. Termination Fee. Simultaneously with Lessor’s and Tenant’s entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of One Million Nine Hundred Thirty Eight Thousand Nine Hundred Thirty Eight and No/100 Dollars

($1,938,938.00) in consideration of Lessor’s agreement to terminate the Lease as it applies to the Leased Properties referenced in Paragraph 2 above.

4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

3

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

4

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

5

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of JPMORGAN CHASE BANK, a                      corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

Exhibit A

Terminated Leased Properties

Master Lease No. 2

1.	Hamilton Rehab & Healthcare Center	- CT #565

2.	Homestead Health Center	- CT #1226

3.	Kindred Hospital Metro Detroit	- MI #4677

EXHIBIT J-3

PARTIAL LEASE TERMINATION OF MASTER LEASE NO. 4

J-3-1

MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT

THIS MASTER LEASE NO. 4 PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this “Agreement” ) is dated as of the                  day of             , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated                         , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Pursuant to the Sale/Amendment Agreement, Lessor and Tenant desire to terminate the Lease as it applies to a certain Leased Property demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Property described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

3. Termination Fee. Simultaneously with Lessor’s and Tenant’s entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of Seven Hundred Nineteen Thousand Nine Hundred Sixty Nine and No/100 Dollars ($719,969.00) in

consideration of Lessor’s agreement to terminate the Lease as it applies to the Leased Property referenced in Paragraph 2 above.

4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT: KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT: KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR: VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

3

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                          , a Notary Public in and for said County and State,                                                          , who being by me duly sworn, says that he is the                                                           of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                          , a Notary Public in and for said County and State,                                                      , who being by me duly sworn, says that he is the                                                               of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

4

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                      , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

5

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                      , a Notary Public in and for said County and State,                                              , who being by me duly sworn, says that he is the                                                   of JPMORGAN CHASE BANK, a                                      corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                               acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

Exhibit A

Terminated Leased Property

Master Lease No. 4

Star of David Nursing & Rehab/Alzheimer’s Center	- MA #523

EXHIBIT J-4

PARTIAL LEASE TERMINATION OF CMBS MASTER LEASE

J-4-1

CMBS MASTER LEASE PARTIAL LEASE TERMINATION AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS FINANCE I, LLC

CMBS MASTER LEASE PARTIAL LEASE TERMINATION AGREEMENT

THIS CMBS MASTER LEASE PARTIAL LEASE TERMINATION AGREEMENT (hereinafter this “Agreement” ) is dated as of the          day of                     , 2003, and is by and among VENTAS FINANCE I, LLC, a Delaware limited liability company (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Ventas Realty, Limited Partnership, a Delaware limited partnership (“VRLP”), and Tenant entered into a certain Master Lease Agreement dated as of December 12, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. VRLP assigned all of its right, title, and interest in and to the Lease to Lessor pursuant to that certain Assignment and Assumption Agreement (CMBS Master Lease) dated as of December 12, 2001.

C. VRLP and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated                     , 2003, with respect to, among other things, the conveyance of the Leased Property identified on Exhibit A attached hereto and made a part hereof.

D. Lessor and Tenant desire to terminate the Lease, as it applies to a certain Leased Property demised pursuant to the Lease, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Partial Lease Termination. Effective as of the date hereof, the Lease shall terminate with respect to the Leased Property described on Exhibit A attached to and made a part of this Agreement in accordance with the terms of Section 40.16 of the Lease, and Tenant shall remain obligated to perform all of its indemnification obligations and other liabilities and obligations under the Lease that survive such termination in accordance with the terms of such Section 40.16, Section 24.1 of the Lease and any other applicable provisions of the Lease.

3. Termination Fee. Simultaneously with Lessor’s and Tenant’s entry into this Agreement, Tenant shall pay to Lessor, by wire transfer of immediately available funds to such wire transfer account(s) as Lessor may specify in writing, the sum of Five Hundred Seventy Five Thousand Two Hundred Thirty Two and No/100 Dollars ($575,232.00) in consideration of Lessor’s agreement to terminate the Lease as it applies to the Leased Property referenced in Paragraph 2 above.

4. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

5. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

6. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

7. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

8. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

9. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

10. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

2

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT: KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT: KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR: VENTAS FINANCE I, LLC, a Delaware limited liability company

By:	Ventas Finance I, Inc., its sole member

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

3

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                      , a Notary Public in and for said County and State,                                                          , who being by me duly sworn, says that he is the                                                       of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                          , a Notary Public in and for said County and State,                                                          , who being by me duly sworn, says that he is the                                                           of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

4

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                      , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS FINANCE I, INC., a Delaware corporation, in its capacity as the sole member of VENTAS FINANCE I, LLC, a Delaware limited liability company, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid sole member capacity on behalf of the aforesaid limited liability company. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such sole member capacity.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

5

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me                                                      , a Notary Public in and for said County and State,                                                          , who being by me duly sworn, says that he is the                                                               of JPMORGAN CHASE BANK, a                                                       corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

Exhibit A

Terminated Leased Property

Westridge Healthcare Center	- MA #528

EXHIBIT K

MOL TERMINATION

[To be revised for Westridge to reflect Ventas Finance I, LLC as Lessor]

TERMINATION OF MEMORANDUM OF LEASE

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor Healthcare, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

Facility No.:

Property Address:

TERMINATION OF MEMORANDUM OF LEASE

THIS TERMINATION OF MEMORANDUM OF LEASE (hereinafter this “Termination”) is to be effective as of the                  day of             , 2003 (the “Effective Date”), and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (“VRLP”) having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor Healthcare, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. VRLP and Tenant are parties to that certain Amended and Restated Master Lease Agreement No. __ dated as of April 20, 2001 (the “Lease”) demising to Tenant (i) the real property described on Exhibit A attached hereto and made a part hereof, together with the improvements thereon (the “Premises”), and (ii) multiple other properties.

B. A Memorandum of Lease relating to the Lease as it affects the Premises was heretofore filed for record on                     ,          in                     ,                 , among the land records of                  County, [State] (the “Memorandum”).

C. The Lease has been terminated with respect to the Premises, and Lessor and Tenant accordingly desire to have the Memorandum terminated and released of record.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1.	Lessor and Tenant hereby terminate and release the Memorandum.

2.	This Termination is being executed and recorded solely to give notice that the Lease has been terminated with respect to the Premises, and to terminate the Memorandum and release said Memorandum of record.

3.	This Termination may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed these presents with an intended effective date of             , 2003.

Signed, sealed and delivered in the presence of:	TENANT:

Witness signature	KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor Healthcare, Inc.

By:

Printed name	Name:

Title:

Witness signature

Printed name

Signed, sealed and delivered in the presence of:	TENANT:

Witness signature	KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Printed name	Name:

Title:

Witness signature

Printed name

Signed, sealed and delivered in the presence of:	VRLP:

Witness signature	VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

	By:	Ventas, Inc., a Delaware corporation, its general partner

Printed name

By:

Witness signature	Name:

Title:

Printed name

Acknowledgments

STATE OF ___________________	)
)
COUNTY OF _________________	)

The foregoing instrument was acknowledged before me this      day of                     , 2003, by                                                  , as                                                           of KINDRED HEALTHCARE, INC., a Delaware corporation, on behalf of the corporation, and an oath was not taken.

(Check one): ☐ said person(s) is/are personally known to me. ☐ said person(s) provided the following type of identification:

My commission expires:                                                      .

Notary Public
[Seal]

STATE OF ___________________	)
)
COUNTY OF _________________	)

The foregoing instrument was acknowledged before me this      day of                         , 2003, by                                              , as                                                           of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, on behalf of the corporation, and an oath was not taken.

(Check one): ☐ said person(s) is/are personally known to me. ☐ said person(s) provided the following type of identification:

My commission expires:                                                      .

Notary Public
[Seal]

STATE OF ___________________	)
)
COUNTY OF _________________	)

The foregoing instrument was acknowledged before me on                                     , 2003, by                                                              ,                                                               of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, on behalf of the corporation, in its capacity as the general partner on behalf of the aforesaid limited partnership and an oath was not taken.

(Check one): ☐ said person(s) is/are personally known to me. ☐ said person(s) provided the following type of identification:

My commission expires:                                              .

Notary Public
[Seal]

EXHIBIT A TO TERMINATION

The Premises

EXHIBIT L-1

AMENDMENT OF MASTER LEASE NO. 1

L-1-1

MASTER LEASE NO. 1 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 1 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 1 AMENDMENT AGREEMENT (hereinafter this “Agreement” ) is dated as of the          day of                     , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 1 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated                     , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 1 Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to certain properties.

D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from [Insert date immediately following the Closing Date under the Sale/Amendment Agreement], 2003

2

through April 30, 2004, be equal to Forty Seven Million One Hundred One Thousand Sixty Two and 41/100 Dollars ($47,101,062.41) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Section 40.18.1. Section 40.18.1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with any other lease of any Master Lease Leased Property(ies), and this Lease is the Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the Renewal Group of the same number as was applicable to such Master Lease Leased Property as of [Insert Closing Date under Sale/Amendment Agreement], as set forth as of such date in Exhibit D to this Lease. Notwithstanding the foregoing, if this Lease is combined pursuant to Section 40.18 with that certain Master Lease Agreement dated as of December 12, 2001 between Ventas Finance I, LLC, as successor to Ventas Realty, Limited Partnership, and Tenant, and this Lease is the Section 40.18 Lease, each Master Lease Leased Property included in such Second Lease shall, following such combination, be a part of, and re-join, the Renewal Group of the same number as was originally applicable to such Master Lease Leased Property as of April 20, 2001, as set forth as of such date in Exhibit D to this Lease; provided that, if such original Renewal Group no longer exists as of the date of such combination due to the combination of such Renewal Group with another Renewal Group, then such Master Lease Leased Property shall be a part of, and join, the Renewal Group into which such original Renewal Group was combined.

4. New Exhibit C. Effective as of [Insert date immediately following the Closing Dated under the Sale/Amendment Agreement], Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

5. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

6. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

3

8. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

10. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

11. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

12. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

5

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me             , a Notary Public in and for said County and State,             , who being by me duly sworn, says that he is the              of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said              acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of             , 2003, personally came before me             , a Notary Public in and for said County and State,             , who being by me duly sworn, says that he is the              of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said              acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of             , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me             , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

7

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me             , a Notary Public in and for said County and State,             , who being by me duly sworn, says that he is the              of JPMORGAN CHASE BANK, a              corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said              acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

8

ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing [Insert date immediately following the Closing Date under the Sale/Amendment Agreement]
114	Arden Rehab & Healthcare Center	506,191.44	1.0747%
127	Northwest Continuum Care Center	464,995.61	0.9872%
132	Madison Healthcare & Rehab Center	360,274.48	0.7649%
140	Wasatch Care Center	371,987.25	0.7898%
185	Heritage Health & Rehab Center	38,917.11	0.0826%
191	Silas Creek Manor	508,544.73	1.0797%
198	Harrington House Nursing & Rehab Center	825,796.54	1.7532%
218	Cascade Rehab & Care Center	329,594.66	0.6998%
327	Laurel Ridge Rehab & Nursing Center	356,064.36	0.7560%
409	Mountain Valley Care & Rehab	295,028.28	0.6264%
416	Park Place Health Care Center	923,956.89	1.9616%
433	Parkview Acres Care & Rehab Center	339,101.98	0.7199%
436	Valley Healthcare & Rehab Center	390,648.08	0.8294%
441	Mountain Towers Healthcare & Rehab	212,106.96	0.4503%
452	Sunnyside Care Center	233,668.94	0.4961%
462	Queen Anne Healthcare	596,850.79	1.2672%
507	Country Manor Rehab & Nursing Center	1,059,194.88	2.2488%
516	Hammersmith House Nursing Care Center	154,800.30	0.3287%
518	Timberlyn Heights Nursing & Alzheimer’s Center	426,290.67	0.9051%
525	La Veta Healthcare Center	445,393.79	0.9456%
550	Norway Rehab & Living Center	176,705.55	0.3752%
552	Shore Village Rehab & Nursing Center	299,480.13	0.6358%
555	Brentwood Manor Rehab & Nursing Center	178,300.69	0.3785%
558	Fieldcrest Manor Nursing Home	213,444.98	0.4532%
562	Andrew House Healthcare	370,186.85	0.7859%
567	Nutmeg Pavilion Healthcare	546,789.98	1.1609%
577	Minerva Park Nursing & Rehab Center	384,626.52	0.8166%
582	Colony House Nursing & Rehab Center	351,106.91	0.7454%
640	Las Vegas Healthcare & Rehab Center	381,700.18	0.8104%
738	Bay View Nursing & Rehab Center	276,327.97	0.5867%
742	Sonoran Rehab & Care Center	332,158.57	0.7052%

1

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing [Insert date immediately following the Closing Date under the Sale/Amendment Agreement]
745	Aurora Care Center	565,721.90	1.2011%
767	Colony Oaks Care Center	318,298.47	0.6758%
769	North Ridge Med. & Rehab Center	677,766.45	1.4390%
779	Westview Nursing & Rehab Center	430,744.96	0.9145%
784	Northfield Center for Health & Rehab	670,977.51	1.4245%
806	Chapel Hill Rehab & Healthcare Center	244,502.00	0.5191%
868	Lebanon County Manor	278,481.10	0.5912%
4602	Kindred Hospital So. Florida Coral Gables Campus	796,042.86	1.6901%
4618	Kindred Hospital Oklahoma City	1,077,710.11	2.2881%
4619	Kindred Hospital Pittsburgh	1,366,997.92	2.9023%
4620	LaGrange Community Hospital	572,401.51	1.2153%
4628	Kindred Hospital Chattanooga	818,603.37	1.7380%
4633	Kindred Hospital Louisville	3,265,349.87	6.9326%
4637	Kindred Hospital Chicago North Campus	5,762,820.31	12.2350%
4638	Kindred Hospital Indianapolis	1,830,265.32	3.8858%
4652	Kindred Hospital North Florida	3,335,504.01	7.0816%
4656	Kindred Hospital Phoenix	865,391.60	1.8373%
4680	Kindred Hospital St. Louis	1,031,494.16	2.1900%
4690	Kindred Hospital Chicago Northlake Campus	1,765,941.31	3.7493%
4693	Menlo Park Surgical Hospital	749,303.03	1.5908%
4822	Kindred Hospital San Francisco Bay Area	1,660,901.98	3.5263%
4842	Kindred Hospital Westminster	4,775,210.52	10.1382%
4848	Kindred Hospital San Diego	1,890,396.07	4.0135%

	Total	47,101,062.41	100.0000%

2

ATTACHMENT 2

EXHIBIT D

Renewal Groups

Master Lease #1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	4822	Kindred Hospital - San Francisco Bay Area	San Leandro	CA	April 30, 2008	#1
2	4618	Kindred Hospital - Oklahoma City	Oklahoma City	OK	April 30, 2008	#1
3	779	Westview Nursing & Rehab. Center	Bedford	IN	April 30, 2008	#1
4	784	Northfield Centre for Health & Rehab.	Louisville	KY	April 30, 2008	#1
5	577	Minerva Park Nursing & Rehab. Ctr.	Columbus	OH	April 30, 2008	#1
6	132	Madison Healthcare & Rehab. Ctr.	Madison	TN	April 30, 2008	#1
7	4619	Kindred Hospital – Pittsburgh	Oakdale	PA	April 30, 2008	#2
8	562	Andrew House Healthcare	New Britain	CT	April 30, 2008	#2
9	507	Country Manor Rehab. & Nsg. Center	Newburyport	MA	April 30, 2008	#2
10	582	Colony House Nsg. & Rehab. Ctr.	Abington	MA	April 30, 2008	#2

1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
11	550	Norway Rehabilitation & Living Center	Norway	ME	April 30, 2008	#2
12	558	Fieldcrest Manor Nursing Home	Waldoboro	ME	April 30, 2008	#2
13	806	Chapel Hill Rehab. & Healthcare Ctr.	Chapel Hill	NC	April 30, 2008	#2
14	767	Colony Oaks Care Center	Appleton	WI	April 30, 2008	#2
15	4693	Menlo Park Surgical Center	Menlo Park	CA	April 30, 2008	#3
16	4842	Kindred Hospital – Westminster	Westminster	CA	April 30, 2008	#3
17	525	La Veta Healthcare Center	Orange	CA	April 30, 2008	#3
18	416	Park Place Health Care Center	Great Falls	MT	April 30, 2008	#3
19	140	Wasatch Care Center	Ogden	UT	April 30, 2008	#3
20	114	Arden Rehabilitation & Healthcare Ctr.	Seattle	WA	April 30, 2008	#3
21	4638	Kindred Hospital – Indianapolis	Indianapolis	IN	April 30, 2013	#4
22	436	Valley Healthcare & Rehab. Center	Tucson	AZ	April 30, 2013	#4
23	742	Sonoran Rehab & Care Center	Phoenix	AZ	April 30, 2013	#4
24	738	Bay View Nursing & Rehab. Center	Alameda	CA	April 30, 2013	#4
25	640	Las Vegas Healthcare & Rehab. Ctr.	Las Vegas	NV	April 30, 2013	#4

2

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
26	462	Queen Anne Healthcare	Seattle	WA	April 30, 2013	#4
27	4633	Kindred Hospital – Louisville	Louisville	KY	April 30, 2013	#4
28	327	Laurel Ridge Rehab. & Nursing Ctr.	Jamaica Plain	MA	April 30, 2013	#4
29	552	Shore Village Rehab. & Nursing Ctr.	Rockland	ME	April 30, 2013	#4
30	555	Brentwood Rehab. & Nsg. Center	Yarmouth	ME	April 30, 2013	#4
31	4620	Kindred Hospital – LaGrange	LaGrange	IN	April 30, 2010	#6
32	191	Silas Creek Manor	Winston-Salem	NC	April 30, 2010	#6
33	868	Lebanon Country Manor	Lebanon	OH	April 30, 2010	#6
34	4602	Vencor Hospital - Coral Gables	Coral Gables	FL	April 30, 2010	#7
35	4652	Kindred Hospital - North Florida	Green Cove Spr.	FL	April 30, 2010	#7
36	567	Nutmeg Pavilion Healthcare	New London	CT	April 30, 2010	#7
37	516	Hammersmith House Nsg. Care Ctr.	Saugus	MA	April 30, 2010	#7
38	518	Timberlyn Heights Nsg. & Alz. Ctr.	Great Barrington	MA	April 30, 2010	#7
39	4656	Kindred Hospital – Phoenix	Phoenix	AZ	April 30, 2010	#8
40	4848	Kindred Hospital - San Diego	San Diego	CA	April 30, 2010	#8

3

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
41	745	Aurora Care Center	Aurora	CO	April 30, 2010	#8
42	218	Cascade Care Center	Caldwell	ID	April 30, 2010	#8
43	409	Mountain Valley Care and Rehab.	Kellogg	ID	April 30, 2010	#8
44	433	Parkview Acres Care & Rehab Ctr.	Dillon	MT	April 30, 2010	#8
45	441	Mountain Towers Healthcare & Rehab	Cheyenne	WY	April 30, 2010	#8
46	4680	Kindred Hospital - St. Louis	St. Louis	MO	April 30, 2010	#9
47	4628	Kindred Hospital – Chattanooga	Chattanooga	TN	April 30, 2010	#9
48	198	Harrington House Nsg. & Rehab. Ctr.	Walpole	MA	April 30, 2010	#9
49	4690	Kindred Hospital - Chicago (Northlake Campus)	Northlake	IL	April 30, 2010	#6
50	4637	Kindred Hospital – Chicago North	Chicago	IL	April 30, 2010	#6
51	452	Sunnyside Care Center	Salem	OR	April 30, 2010	#6
52	127	Northwest Continuum Care Center	Longview	WA	April 30, 2010	#6
53	185	Heritage Health & Rehab. Center	Vancouver	WA	April 30, 2010	#6
54	769	North Ridge Med. & Rehab. Center	Manitowoc	WI	April 30, 2010	#6

4

EXHIBIT L-2

AMENDMENT OF MASTER LEASE NO. 2

L-2-1

MASTER LEASE NO. 2 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 2 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 2 AMENDMENT AGREEMENT (hereinafter this “Agreement” ) is dated as of the              day of             , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 2 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated ___________, 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 2 Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to certain properties.

D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from [Insert date immediately following the Closing Date under the Sale/Amendment Agreement], 2003

2

through April 30, 2004, be equal to Forty Million Six Hundred One Thousand Five Hundred Fifty Two and 86/100 Dollars ($40,601,552.86) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Exhibit C. Effective as of [Insert date immediately following the Closing Date under the Sale/Amendment Agreement], Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

5. Exhibit A Amendments. Tenant and Lessor hereby further amend the Lease in the manner provided in Exhibit A attached hereto and made a part hereof.

6. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

8. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

10. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

11. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction

3

to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

12. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

5

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

7

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                     , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of JPMORGAN CHASE BANK, a                      corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

8

Exhibit A

Additional Amendments to Lease

Lessor and Tenant hereby further amend the Lease in the following respects:

(a)	Section 1.3.5 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc.”.

(b)	The definition of “Master Lease Leased Properties” contained in Section 2.1 of the Lease is hereby amended and restated in its entirety as follows: ““Master Lease Leased Properties”: The Leased Properties under Amended and Restated Master Lease Agreement No. 2 dated as of the Effective Date and entered into by Ventas Realty, Limited Partnership and Tenant, exclusive of any Leased Properties that, pursuant to Section 40.17 below or the corresponding section of such Amended and Restated Master Lease Agreement No. 2 or of any New Lease derived, directly or indirectly, therefrom, are transferred into a New Master Lease in accordance with the requirements of any such Section 40.17.”

(c)	The definition of “Medicaid” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “XVIII” and substituting in its place a reference to “XIX”.

(d)	The definition of “Tax Refund Escrow Agreement” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas Realty, Limited Partnership.”

(e)	The penultimate sentence of Section 6.2 of the Lease is hereby amended by deleting therefrom the words “disposed of in accordance” and substituting in their place the words “dispose of the same in accordance”.

(f)	The second sentence of Section 22.1 of the Lease is hereby amended and restated in its entirety as follows: “Lessor has heretofore approved the Leasehold Mortgages dated April 20, 2001 securing the Tenant Senior Secured Notes and the Exit Financing, provided that such approval shall not constitute an agreement by Lessor to be bound by the terms of any such Leasehold Mortgage.”

(g)

The last sentence of Section 25.1.11 of the Lease is hereby amended and restated in its entirety as follows: “To the extent that any of the Master Lease Leased Properties are the subject of a New Lease derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 2, Tenant shall continue to have the right to assign or sublet such Master Lease Leased Properties upon compliance with this Section 25.1.11 or the corresponding section of such New Lease, as applicable, but such right to assign or sublet, whether under Section 25.1.11 of Amended and Restated Master Lease Agreement No. 2 or the

1

corresponding section of any and all New Leases derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 2, shall never exceed ten percent (10%) in the aggregate of the nursing centers included within the Master Lease Leased Properties or two (2) hospitals included within the Master Lease Leased Properties.”

(h)	Article XXVI of the Lease is hereby amended by adding thereto the following new Section 26.4: “Section 26.4 Non-Ventas Lessors. Notwithstanding anything to the contrary contained in this Article XXVI, if and for so long as the lessor under this Lease is not a Ventas Lessor, Tenant (a) shall not be required under this Lease to provide to such non-Ventas Lessor Facility-specific information related to Facilities or Leased Properties which are not included in this Lease, (b) shall exclude from consolidated facility information that is required under Section 26.1 of this Lease facility information which relates to Facilities or Leased Properties not included in this Lease, and (c) shall continue to be required to provide information relative to Tenant, as opposed to Leased Properties and Facilities, on the same basis as such information is provided to a Ventas Lessor.”

(i)	Section 36.1.1 of the Lease is hereby amended by deleting therefrom the reference to “general partner” and substituting in its place a reference to “Affiliate.”

(j)	Section 40.14(i)(D) of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc. or Lessor.”

(k)	Section 40.15(a)(xi) of the Lease is hereby amended and restated in its entirety as follows: “If the New Lease relates to a single Leased Property, the New Lease shall provide that (1) because, for example, such New Lease may thereafter be amended by agreement of Lessor and Tenant to include one or more other leased properties or such New Lease may thereafter be combined with a Second Lease pursuant to Section 40.18 of such new Lease, with such New Lease as the Section 40.18 Lease, Lessor and Tenant under such New Lease have, in creating such New Lease as a “New Lease” under Section 40.15 of one of the other Combined Leases, nevertheless retained in such New Lease references to multiple Leased Properties and provisions and terms that apply to multiple Leased Properties and (2) without limitation of and subject to Sections 16.10, 19.1, 25.1.11 and 40.18 of such New Lease and all other leases demising any of the Master Lease Leased Properties, for so long as such New Lease relates to a single Leased Property, the aforesaid references to multiple Leased Properties, and the aforesaid provisions and terms applicable to multiple Leased Properties, shall, if the context so requires in light of such New Lease relating to only a single Leased Property, be treated as references to a single Leased Property or as provisions and terms applicable to a single Leased Property”.

2

ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing [Insert date immediately following the Closing Date under the Sale/Amendment Agreement]
111	Rolling Hills Health Care Center	371,436.44	0.9148%
136	LaSalle Healthcare Center	182,179.90	0.4487%
168	Lakewood Healthcare Center	697,238.22	1.7173%
216	Hillcrest Rehab Care Center	922,212.49	2.2714%
222	Nampa Care Center	622,026.52	1.5320%
223	Weiser Rehab & Care Center	287,890.17	0.7091%
278	Oakview Nursing & Rehab Center	492,015.84	1.2118%
282	Maple Manor Healthcare Center	471,350.80	1.1609%
289	San Luis Medical & Rehab Center	568,815.51	1.4010%
294	Windsor Estates Health & Rehab Center	779,758.96	1.9205%
320	Magnolia Gardens Care Center	741,035.60	1.8251%
407	Parkwood Health Care Center	434,672.84	1.0706%
420	Maywood Acres Healthcare Center	343,754.57	0.8467%
508	Crawford Skilled Nursing & Rehab Center	594,530.70	1.4643%
513	Hallmark Nursing & Rehab Center	230,284.03	0.5672%
532	Hillcrest Nursing Center	524,504.49	1.2918%
534	Country Gardens Skilled. Nursing & Rehab	490,427.22	1.2079%
545	Eastside Rehab & Living Center	574,747.39	1.4156%
549	Kennebunk Nursing Center	533,953.66	1.3151%
578	West Lafayette Rehab & Nursing Center	401,492.25	0.9889%
584	Franklin Skilled. Nursing & Rehab Center	337,023.49	0.8301%
592	Greenbriar Terrace Healthcare	2,543,902.86	6.2655%
634	Cambridge Health & Rehab Center	1,064,888.49	2.6228%
641	Torrey Pines Care Center	100,794.66	0.2483%
690	Wasatch Valley Rehabilitation	496,550.83	1.2230%
706	Guardian Care of Henderson	260,612.76	0.6419%
711	Kinston Rehab and Healthcare Center	555,693.51	1.3687%
726	Guardian Care of Elizabeth City	460,774.77	1.1349%
743	Desert Life Rehab & Care Center	686,863.25	1.6917%
744	Cherry Hills Health Care Center	794,327.90	1.9564%
766	Colonial Manor Medical & Rehab Center	607,649.19	1.4966%

1

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing [Insert date immediately following the Closing Date under the Sale/Amendment Agreement]
780	Columbus Health & Rehab Center	1,119,667.62	2.7577%
804	Rehab & Health Center of Birmingham	691,060.09	1.7021%
822	Primacy Healthcare & Rehab Center	1,282,643.57	3.1591%
826	Harbour Point Med. & Rehab Center	346,406.02	0.8532%
842	Bay Pointe Medical & Rehab Center	479,740.62	1.1816%
1224	Health Havens Nursing & Rehab Center	304,239.52	0.7493%
1228	Lafayette Nursing & Rehab Center	1,305,488.55	3.2154%
4611	Kindred Hospital Bay Area St. Petersburg Campus	2,572,890.96	6.3369%
4612	Kindred Hospital Kansas City	2,283,937.33	5.6252%
4615	Kindred Hospital Sycamore	2,208,811.75	5.4402%
4653	Kindred Hospital Tarrant County Ft Worth SW Campus	756,750.93	1.8638%
4654	Kindred Hospital Houston NW Campus	1,216,166.24	2.9954%
4668	Kindred Hospital Ft. Worth	833,807.95	2.0536%
4674	Kindred Hospital Central Tampa	2,405,810.97	5.9254%
4807	Kindred Hospital Ontario	4,620,721.43	11.3807%

	Total	40,601,552.86	100.0000%

2

ATTACHMENT 2

EXHIBIT D

Renewal Groups

Master Lease #2

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	4807	Kindred Hospital Ontario	Ontario	CA	April 30, 2013	#1
2	4615	Kindred Hospital – Sycamore	Sycamore	IL	April 30, 2013	#1
3	4612	Kindred Hospital - Kansas City	Kansas City	MO	April 30, 2013	#1
4	222	Nampa Care Center	Nampa	ID	April 30, 2013	#1
5	513	Hallmark Nursing & Rehab. Ctr	New Bedford	MA	April 30, 2013	#1
6	592	Greenbrier Terrace Healthcare	Nashua	NH	April 30, 2013	#1
7	842	Bay Pointe Medical & Rehab. Centre	Virginia Beach	VA	April 30, 2013	#1
8	4611	Kindred Hospital - St. Petersburg	St. Petersburg	FL	April 30, 2008	#2
9	545	Eastside Rehab. and Living Center	Bangor	ME	April 30, 2008	#2
10	549	Kennebunk Nursing Center	Kennebunk	ME	April 30, 2008	#2

1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
11	711	Guardian Care of Kinston	Kinston	NC	April 30, 2008	#2
12	1224	Health Havens Nursing & Rehab. Ctr.	E. Providence	RI	April 30, 2008	#2
13	826	Harbour Pointe Med. & Rehab. Ctr.	Norfolk	VA	April 30, 2008	#2
14	320	Magnolia Gardens Care Center	Burlingame	CA	April 30, 2008	#2
15	216	Hillcrest Rehab. Care Center	Boise	ID	April 30, 2008	#2
16	407	Parkwood Health Care Center	Lebanon	IN	April 30, 2008	#2
17	278	Oakview Nursing & Rehab. Ctr.	Calvert City	KY	April 30, 2008	#2
18	822	Primacy Healthcare & Rehab Ctr.	Memphis	TN	April 30, 2008	#2
19	690	Wasatch Valley Rehabilitation	Salt Lake City	UT	April 30, 2008	#2
20	641	Torrey Pines Care Center	Las Vegas	NV	April 30, 2008	#2
21	4654	Kindred Hospital (Houston Northwest Campus)	Houston	TX	April 30, 2010	#4
22	223	Weiser Rehabilitation and Care Ctr.	Weiser	ID	April 30, 2010	#4
23	111	Rolling Hills Health Care Center	New Albany	IN	April 30, 2010	#4
24	294	Windsor Estates Health & Rehab. Ctr.	Kokomo	IN	April 30, 2010	#4
25	780	Columbus Health & Rehab. Center	Columbus	IN	April 30, 2010	#4
26	282	Maple Manor Healthcare Center	Greenville	KY	April 30, 2010	#4

2

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
27	136	LaSalle Healthcare Center	Durham	NC	April 30, 2010	#4
28	706	Guardian Care of Henderson	Henderson	NC	April 30, 2010	#4
29	726	Guardian Care of Elizabeth City	Elizabeth City	NC	April 30, 2010	#4
30	4653	Kindred Hospital - Tarrant County (Fort Worth Southwest Campus)	Ft. Worth	TX	April 30, 2010	#5
31	4668	Kindred Hospital Ft. Worth	Ft. Worth	TX	April 30, 2010	#5
32	743	Desert Life Rehab. & Care Center	Tucson	AZ	April 30, 2010	#5
33	420	Maywood Acres Healthcare Center	Oxnard	CA	April 30, 2010	#5
34	744	Cherry Hills Health Care Center	Englewood	CO	April 30, 2010	#5
35	578	West Lafayette Rehab. & Nsg. Ctr.	West Lafayette	OH	April 30, 2010	#5
36	634	Cambridge Health & Rehab. Center	Cambridge	OH	April 30, 2010	#5
37	168	Lakewood Healthcare Center	Lakewood	WA	April 30, 2010	#5
38	289	San Luis Medical & Rehab. Center	Greenbay	WI	April 30, 2010	#5
39	766	Colonial Manor Medical & Rehab. Ctr.	Wausau	WI	April 30, 2010	#5
40	4674	Kindred Hospital - Central Tampa	Tampa	FL	April 30, 2010	#6
41	804	Rehab. & Health Ctr. of Birmingham	Birmingham	AL	April 30, 2010	#6

3

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
42	1228	Lafayette Nsg. & Rehab. Ctr.	Fayetteville	GA	April 30, 2010	#6
43	508	Crawford Skilled Nsg. & Rehab. Ctr.	Fall River	MA	April 30, 2010	#6
44	532	Hillcrest Nursing Home	Fitchburg	MA	April 30, 2010	#6
45	534	Country Gardens Sk. Nsg. & Rehab.	Swansea	MA	April 30, 2010	#6
46	584	Franklin Sk. Nsg. & Rehab. Center	Franklin	MA	April 30, 2010	#6

4

EXHIBIT L-3

AMENDMENT OF MASTER LEASE NO. 3

L-3-1

MASTER LEASE NO. 3 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 3 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 3 AMENDMENT AGREEMENT (hereinafter this “Agreement” ) is dated as of the      day of                     , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 3 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated                     , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Lessor and Tenant desire to amend the Lease as it applies to the Leased Properties on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. New Section 40.18.1. Section 40.18.1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Section 40.18.1 If this Lease is combined pursuant to Section 40.18 with any other lease of any Master Lease Leased Property(ies), and this Lease is the Section 40.18 Lease, each Master Lease Leased Property included in the Second Lease shall, following such combination, be a part of, and re-join, the Renewal Group of the same number as was applicable to such Master Lease Leased Property as of [Insert Closing Date under Sale/Amendment Agreement], as set forth as of such date in Exhibit D to this Lease.

2

3. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. Exhibit A Amendments. Tenant and Lessor hereby further amend the Lease in the manner provided in Exhibit A attached hereto and made a part hereof.

5. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

6. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

7. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

10. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

11. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

3

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT: KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT: KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR: VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership
By:	Ventas, Inc., a Delaware corporation, its general partner

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

4

Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                             , 2003, personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he is the                                      of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                             , 2003, personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he is the                                      of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

5

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                             , 2003, personally came before me                                         , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

7

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This      day of                             , 2003, personally came before me                                         , a Notary Public in and for said County and State,                                         , who being by me duly sworn, says that he is the                                          of JPMORGAN CHASE BANK, a                                          corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                                          acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this      day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

Exhibit A

Additional Amendments to Lease

Lessor and Tenant hereby further amend the Lease in the following respects:

(a)	Section 1.3.5 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc.”.

(b)	The definition of “Master Lease Leased Properties” contained in Section 2.1 of the Lease is hereby amended and restated in its entirety as follows: ““Master Lease Leased Properties”: The Leased Properties under Amended and Restated Master Lease Agreement No. 3 dated as of the Effective Date and entered into by Ventas Realty, Limited Partnership and Tenant, exclusive of any Leased Properties that, pursuant to Section 40.17 below or the corresponding section of such Amended and Restated Master Lease Agreement No. 3 or of any New Lease derived, directly or indirectly, therefrom, are transferred into a New Master Lease in accordance with the requirements of any such Section 40.17.”

(c)	The definition of “Medicaid” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “XVIII” and substituting in its place a reference to “XIX”.

(d)	The definition of “Tax Refund Escrow Agreement” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas Realty, Limited Partnership.”

(e)	The penultimate sentence of Section 6.2 of the Lease is hereby amended by deleting therefrom the words “disposed of in accordance” and substituting in their place the words “dispose of the same in accordance”.

(f)	The second sentence of Section 22.1 of the Lease is hereby amended and restated in its entirety as follows: “Lessor has heretofore approved the Leasehold Mortgages dated April 20, 2001 securing the Tenant Senior Secured Notes and the Exit Financing, provided that such approval shall not constitute an agreement by Lessor to be bound by the terms of any such Leasehold Mortgage.”

(g)

The last sentence of Section 25.1.11 of the Lease is hereby amended and restated in its entirety as follows: “To the extent that any of the Master Lease Leased Properties are the subject of a New Lease derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 3, Tenant shall continue to have the right to assign or sublet such Master Lease Leased Properties upon compliance with this Section 25.1.11 or the corresponding section of such New Lease, as applicable, but such right to assign or sublet, whether under Section 25.1.11 of Amended and Restated Master Lease Agreement No. 3 or the

1

corresponding section of any and all New Leases derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 3, shall never exceed ten percent (10%) in the aggregate of the nursing centers included within the Master Lease Leased Properties or two (2) hospitals included within the Master Lease Leased Properties.”

(h)	Article XXVI of the Lease is hereby amended by adding thereto the following new Section 26.4: “Section 26.4 Non-Ventas Lessors. Notwithstanding anything to the contrary contained in this Article XXVI, if and for so long as the lessor under this Lease is not a Ventas Lessor, Tenant (a) shall not be required under this Lease to provide to such non-Ventas Lessor Facility-specific information related to Facilities or Leased Properties which are not included in this Lease, (b) shall exclude from consolidated facility information that is required under Section 26.1 of this Lease facility information which relates to Facilities or Leased Properties not included in this Lease, and (c) shall continue to be required to provide information relative to Tenant, as opposed to Leased Properties and Facilities, on the same basis as such information is provided to a Ventas Lessor.”

(i)	Section 36.1.1 of the Lease is hereby amended by deleting therefrom the reference to “general partner” and substituting in its place a reference to “Affiliate.”

(j)	Section 40.14(i)(D) of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc. or Lessor.”

(k)	Section 40.15(a)(xi) of the Lease is hereby amended and restated in its entirety as follows: “If the New Lease relates to a single Leased Property, the New Lease shall provide that (1) because, for example, such New Lease may thereafter be amended by agreement of Lessor and Tenant to include one or more other leased properties or such New Lease may thereafter be combined with a Second Lease pursuant to Section 40.18 of such new Lease, with such New Lease as the Section 40.18 Lease, Lessor and Tenant under such New Lease have, in creating such New Lease as a “New Lease” under Section 40.15 of one of the other Combined Leases, nevertheless retained in such New Lease references to multiple Leased Properties and provisions and terms that apply to multiple Leased Properties and (2) without limitation of and subject to Sections 16.10, 19.1, 25.1.11 and 40.18 of such New Lease and all other leases demising any of the Master Lease Leased Properties, for so long as such New Lease relates to a single Leased Property, the aforesaid references to multiple Leased Properties, and the aforesaid provisions and terms applicable to multiple Leased Properties, shall, if the context so requires in light of such New Lease relating to only a single Leased Property, be treated as references to a single Leased Property or as provisions and terms applicable to a single Leased Property”.

2

ATTACHMENT 1

EXHIBIT D

Renewal Groups

Master Lease #3

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	4644	Kindred Hospital Brea	Orange County	CA	April 30, 2008	#1
2	210	Californian Care Center	Bakersfield	CA	April 30, 2008	#1
3	411	Alta Vista Healthcare Center	Riverside	CA	April 30, 2008	#1
4	873	Brighton Care Center	Brighton	CO	April 30, 2008	#1
5	219	Emmett Rehabilitation and Healthcare	Emmett	ID	April 30, 2008	#1
6	453	Medford Rehab. & Healthcare Centre	Medford	OR	April 30, 2008	#1
7	461	Edmonds Rehab. & Healthcare Ctr.	Edmonds	WA	April 30, 2008	#1
8	770	Vallhaven Care Center	Neenah	WI	April 30, 2008	#1
9	230	Crosslands Rehab. & Health Care Ctr.	Sandy	UT	April 30, 2008	#1
10	4876	Kindred Hospital - South Florida - Hollywood	Hollywood	FL	April 30, 2008	#2

1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
11	155	Savannah Rehab. & Nursing Center	Savannah	GA	April 30, 2008	#2
12	645	Specialty Care of Marietta	Marietta	GA	April 30, 2008	#2
13	547	Brewer Rehabilitation & Living Center	Brewer	ME	April 30, 2008	#2
14	824	Rehab. & Healthcare Ctr. Of Mobile	Mobile	AL	April 30, 2008	#2
15	182	Cordova Rehab. & Nursing Center	Cordova	TN	April 30, 2008	#2
16	4688	Kindred Hosp. – Boston	Boston	MA	April 30, 2013	#3
17	4675	Kindred Hosp. – Detroit	Detroit	MI	April 30, 2013	#3
18	851	Villa Campana Health Center	Tuscon	AZ	April 30, 2013	#3
19	506	Presentation Nursing & Rehab. Ctr.	Brighton	MA	April 30, 2013	#3
20	514	Sachem Nursing & Rehab. Ctr.	East Bridgewater	MA	April 30, 2013	#3
21	539	Newton and Wellesley Alzheimer Ctr.	Wellesley	MA	April 30, 2013	#3
22	544	Augusta Rehabilitation Center	Augusta	ME	April 30, 2013	#3
23	4673	Kindred Hosp. – Boston Northshore	Peabody	MA	April 30, 2010	#4
24	4662	Kindred Hosp. – Greensboro	Greensboro	NC	April 30, 2010	#4
25	4647	Kindred Hospital - Las Vegas (Sahara Campus)	Las Vegas	NV	April 30, 2010	#4
26	563	Camelot Nursing & Rehab. Center	New London	CT	April 30, 2010	#4

2

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
27	568	Parkway Pavilion Healthcare	Enfield	CT	April 30, 2010	#4
28	587	River Terrace	Lancaster	MA	April 30, 2010	#4
29	554	Westgate Manor	Bangor	ME	April 30, 2010	#4
30	116	Pettigrew Rehab. & Healthcare Ctr.	Durham	NC	April 30, 2010	#4
31	143	Raleigh Rehab. & Healthcare Center	Raleigh	NC	April 30, 2010	#4
32	307	Lincoln Nursing Center	Lincoln	NC	April 30, 2010	#4
33	713	Guardian Care of Zebulon	Zebulon	NC	April 30, 2010	#4
34	4635	Kindred Hosp. - San Antonio	San Antonio	TX	April 30, 2010	#4
35	4660	Kindred Hosp. – Mansfield	Mansfield	TX	April 30, 2010	#4
36	269	Meadowvale Health & Rehab. Ctr.	Bluffton	IN	April 30, 2010	#4
37	694	Wedgewood Healthcare Center	Clarksville	IN	April 30, 2010	#4
38	279	Cedars of Lebanon Nursing Center	Lebanon	KY	April 30, 2010	#4
39	281	Riverside Manor Health Care	Calhoun	KY	April 30, 2010	#4
40	782	Danville Centre for Health & Rehab.	Danville	KY	April 30, 2010	#4
41	1237	Wyomissing Nsg. & Rehab. Ctr.	Reading	PA	April 30, 2010	#4
42	773	Mt. Carmel Medical & Rehab. Ctr.	Burlington	WI	April 30, 2010	#4
43	774	Mt. Carmel Medical & Rehab Ctr.	Milwaukee	WI	April 30, 2010	#4

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EXHIBIT L-4

AMENDMENT OF MASTER LEASE NO. 4

L-4-1

MASTER LEASE NO. 4 AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS REALTY, LIMITED PARTNERSHIP

MASTER LEASE NO. 4 AMENDMENT AGREEMENT

THIS MASTER LEASE NO. 4 AMENDMENT AGREEMENT (hereinafter this “Agreement” ) is dated as of the          day of                     , 2003, and is by and among VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Tenant entered into a certain Amended and Restated Master Lease Agreement No. 4 dated as of April 20, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. Lessor and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated                         , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

C. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease No. 4 Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to certain properties.

D. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from [Insert date immediately following the Closing Date under the Sale/Amendment Agreement], 2003

2

through April 30, 2004, be equal to Thirty Four Million Two Hundred Ninety Seven Thousand Five Hundred Four and 89/100 Dollars ($34,297,504.89) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Exhibit C. Effective as of [Insert date immediately following the Closing Date under the Sale/Amendment Agreement], Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

5. Exhibit A Amendments. Tenant and Lessor hereby further amend the Lease in the manner provided in Exhibit A attached hereto and made a part hereof.

6. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

7. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

8. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

9. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

10. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

11. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction

3

to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

12. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc., a Delaware corporation, its general partner

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

5

Acknowledgments

STATE OF ___________________	)
)
COUNTY OF _________________	)

This          day of                     , 2003, personally came before me             , a Notary Public in and for said County and State,             , who being by me duly sworn, says that he is the              of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said              acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF ___________________	)
)
COUNTY OF _________________	)

This          day of                     , 2003, personally came before me             , a Notary Public in and for said County and State,             , who being by me duly sworn, says that he is the              of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said              acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

6

STATE OF ___________________	)
)
COUNTY OF _________________	)

This          day of                     , 2003, personally came before me             , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS, INC., a Delaware corporation, in its capacity as the general partner of VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid general partner capacity on behalf of the aforesaid limited partnership. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such general partner capacity.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

7

CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This          day of                     , 2003, personally came before me             , a Notary Public in and for said County and State,             , who being by me duly sworn, says that he is the              of JPMORGAN CHASE BANK, a              corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said              acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this          day of                     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

8

Exhibit A

Additional Amendments to Lease

Lessor and Tenant hereby further amend the Lease in the following respects:

(a)	Section 1.3.5 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc.”.

(b)	The definition of “Master Lease Leased Properties” contained in Section 2.1 of the Lease is hereby amended and restated in its entirety as follows: “ “Master Lease Leased Properties”: The Leased Properties under Amended and Restated Master Lease Agreement No. 4 dated as of the Effective Date and entered into by Ventas Realty, Limited Partnership and Tenant, exclusive of any Leased Properties that, pursuant to Section 40.17 below or the corresponding section of such Amended and Restated Master Lease Agreement No. 4 or of any New Lease derived, directly or indirectly, therefrom, are transferred into a New Master Lease in accordance with the requirements of any such Section 40.17.”

(c)	The definition of “Medicaid” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “XVIII” and substituting in its place a reference to “XIX”.

(d)	The definition of “Tax Refund Escrow Agreement” contained in Section 2.1 of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas Realty, Limited Partnership.”

(e)	The penultimate sentence of Section 6.2 of the Lease is hereby amended by deleting therefrom the words “disposed of in accordance” and substituting in their place the words “dispose of the same in accordance”.

(f)	The second sentence of Section 22.1 of the Lease is hereby amended and restated in its entirety as follows: “Lessor has heretofore approved the Leasehold Mortgages dated April 20, 2001 securing the Tenant Senior Secured Notes and the Exit Financing, provided that such approval shall not constitute an agreement by Lessor to be bound by the terms of any such Leasehold Mortgage.”

(g)

The last sentence of Section 25.1.11 of the Lease is hereby amended and restated in its entirety as follows: “To the extent that any of the Master Lease Leased Properties are the subject of a New Lease derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 4, Tenant shall continue to have the right to assign or sublet such Master Lease Leased Properties upon compliance with this Section 25.1.11 or the corresponding section of such New Lease, as applicable, but such right to assign or sublet, whether under Section 25.1.11 of Amended and Restated Master Lease Agreement No. 4 or the

1

corresponding section of any and all New Leases derived, directly or indirectly, from Amended and Restated Master Lease Agreement No. 4, shall never exceed ten percent (10%) in the aggregate of the nursing centers included within the Master Lease Leased Properties or two (2) hospitals included within the Master Lease Leased Properties.”

(h)	Article XXVI of the Lease is hereby amended by adding thereto the following new Section 26.4: “Section 26.4 Non-Ventas Lessors. Notwithstanding anything to the contrary contained in this Article XXVI, if and for so long as the lessor under this Lease is not a Ventas Lessor, Tenant (a) shall not be required under this Lease to provide to such non-Ventas Lessor Facility-specific information related to Facilities or Leased Properties which are not included in this Lease, (b) shall exclude from consolidated facility information that is required under Section 26.1 of this Lease facility information which relates to Facilities or Leased Properties not included in this Lease, and (c) shall continue to be required to provide information relative to Tenant, as opposed to Leased Properties and Facilities, on the same basis as such information is provided to a Ventas Lessor.”

(i)	Section 36.1.1 of the Lease is hereby amended by deleting therefrom the reference to “general partner” and substituting in its place a reference to “Affiliate.”

(j)	Section 40.14(i)(D) of the Lease is hereby amended by deleting therefrom the reference to “Lessor” and substituting in its place a reference to “Ventas, Inc. or Lessor.”

(k)	Section 40.15(a)(xi) of the Lease is hereby amended and restated in its entirety as follows: “If the New Lease relates to a single Leased Property, the New Lease shall provide that (1) because, for example, such New Lease may thereafter be amended by agreement of Lessor and Tenant to include one or more other leased properties or such New Lease may thereafter be combined with a Second Lease pursuant to Section 40.18 of such new Lease, with such New Lease as the Section 40.18 Lease, Lessor and Tenant under such New Lease have, in creating such New Lease as a “New Lease” under Section 40.15 of one of the other Combined Leases, nevertheless retained in such New Lease references to multiple Leased Properties and provisions and terms that apply to multiple Leased Properties and (2) without limitation of and subject to Sections 16.10, 19.1, 25.1.11 and 40.18 of such New Lease and all other leases demising any of the Master Lease Leased Properties, for so long as such New Lease relates to a single Leased Property, the aforesaid references to multiple Leased Properties, and the aforesaid provisions and terms applicable to multiple Leased Properties, shall, if the context so requires in light of such New Lease relating to only a single Leased Property, be treated as references to a single Leased Property or as provisions and terms applicable to a single Leased Property”.

2

ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing [Insert date immediately following the Closing Date under the Sale/Amendment Agreement]
131	Harrison Health and Rehabilitation Center	554,358.95	1.6163%
146	Rose Manor Health Care Center	511,516.73	1.4914%
148	Village Square Nursing & Rehab Center	518,231.38	1.5110%
158	Bellingham Health Care & Rehab Center	424,724.22	1.2384%
209	Valley View Health Care Center	363,466.55	1.0597%
213	Wildwood Healthcare Center	1,691,980.96	4.9332%
225	Aspen Park Healthcare	148,069.28	0.4317%
277	Rosewood Health Care Center	1,132,231.46	3.3012%
290	Bremen Health Care Center	550,759.08	1.6058%
350	Valley Healthcare & Rehab Center	550,495.50	1.6051%
481	South Central Wyoming HC & Rehab	280,120.81	0.8167%
503	Brigham Manor Nursing & Rehab Center	192,897.71	0.5624%
517	Oakwood Rehab & Nursing Center	329,163.20	0.9597%
526	The Eliot Healthcare Center	350,119.08	1.0208%
542	Den-Mar Rehab & Nursing Center	522,390.11	1.5231%
546	Winship Green Nursing Center	244,054.45	0.7116%
559	Birchwood Terrace Healthcare	713,304.13	2.0798%
566	Windsor Rehab & Healthcare Center	265,898.55	0.7753%
569	Chillicothe Nursing & Rehab Center	574,490.60	1.6750%
570	Pickerington Nursing & Rehab Center	410,819.37	1.1978%
571	Logan Health Care Center	850,218.66	2.4790%
583	Embassy House Skilled Nursing & Rehab	289,331.65	0.8436%
585	Great Barrington Rehab & Nursing Center	107,332.76	0.3129%
723	Guardian Care of Rocky Mount	561,080.28	1.6359%
746	Homestead Health Care & Rehab Center	1,524,912.77	4.4461%
765	Eastview Medical & Rehab Center	578,275.46	1.6861%
771	Kennedy Park Med. & Rehab Center	366,948.96	1.0699%
785	Hillcrest Health Care Center	880,574.44	2.5675%
787	Woodland Terrace Health Care Facility	559,752.38	1.6320%
791	Whitesburg Gardens Health Care Center	1,401,046.28	4.0850%
802	Bridgepark Center for Rehab & Nursing Services	1,135,794.24	3.3116%

1

Facility ID	Facility Name	Base Rent Commencing July 1, 2003	Percentage of Master Lease Commencing [Insert date immediately following the Closing Date under the Sale/Amendment Agreement]
853	Kachina Point Health Care & Rehab	760,845.56	2.2184%
859	Castle Garden Care Center	977,794.12	2.8509%
864	Harrodsburg Health Care Center	591,633.09	1.7250%
1221	Courtland Gardens Health Center Inc.	1,028,207.23	2.9979%
1231	Oak Hills Nursing & Rehab Center	1,279,317.03	3.7301%
1238	Tucker Nursing Center	683,823.17	1.9938%
4614	Kindred Hospital Philadelphia	826,358.39	2.4094%
4645	Kindred Hospital So. Florida Ft. Lauderdale Campus	2,295,172.94	6.6920%
4658	Kindred Hospital Tucson	529,147.83	1.5428%
4664	Kindred Hospital Albuquerque	751,192.10	2.1902%
4665	Kindred Hospital Denver	1,918,773.36	5.5945%
4666	Kindred Hospital New Orleans	503,681.62	1.4686%
4685	Kindred Hospital Houston	2,881,322.92	8.4010%
4871	Kindred Hospital Chicago Lakeshore Campus	685,875.53	1.9998%

	Total	34,297,504.89	100.0000%

2

ATTACHMENT 2

EXHIBIT D

Renewal Groups

Master Lease #4

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	4645	Kindred Hospital - South Florida - Ft. Lauderdale	Ft. Lauderdale	FL	April 30, 2013	#1
2	4685	Kindred Hospital – Houston	Houston	TX	April 30, 2013	#1
3	350	Valley Gardens HC & Rehab.	Stockton	CA	April 30, 2013	#1
4	148	Village Square Nsg. & Rehab. Ctr.	San Marcos	CA	April 30, 2013	#1
5	566	Windsor Rehab. & Healthcare Center	Windsor	CT	April 30, 2013	#1
6	225	Moscow Care Center	Moscow	ID	April 30, 2013	#1
7	209	Valley View Health Care Center	Elkhart	IN	April 30, 2013	#1
8	585	Great Barrington Rehab. & Nsg. Ctr.	Great Barrington	MA	April 30, 2013	#1
9	146	Rose Manor Health Care Center	Durham	NC	April 30, 2013	#1
10	481	South Central Wyoming HC & Rehab.	Rawlins	WY	April 30, 2013	#1
11	4658	Kindred Hospital – Tuscon	Tuscon	AZ	April 30, 2008	#2
12	853	Kachina Point Health Care & Rehab.	Sedona	AZ	April 30, 2008	#2
13	859	Castle Garden Care Center	Northglenn	CO	April 30, 2008	#2
14	526	Brittany Healthcare Center	Natick	MA	April 30, 2008	#2
15	546	Winship Green Nursing Center	Bath	ME	April 30, 2008	#2
16	569	Chillicothe Nursing & Rehab. Center	Chillecothe	OH	April 30, 2008	#2
17	802	Bridgepark Ctr. For Rehab. & Nsg. Sv.	Akron	OH	April 30, 2008	#2
18	158	Bellingham Health Care & Rehab. Svc.	Bellingham	WA	April 30, 2008	#2
19	771	Kennedy Park Medical & Rehab. Ctr.	Schofield	WI	April 30, 2008	#2
20	4614	Kindred Hospital – Philadelphia	Philadelphia	PA	April 30, 2010	#3

1

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
21	1221	Courtland Gardens Health Ctr., Inc.	Stamford	CT	April 30, 2010	#3
22	503	Brigham Manor Nursing & Rehab. Ctr.	Newburyport	MA	April 30, 2010	#3
23	517	Oakwood Rehab. & Nursing Center	Webster	MA	April 30, 2010	#3
24	542	Den-Mar Rehab. & Nursing Center	Rockport	MA	April 30, 2010	#3
25	583	Embassy House Sk. Nsg. & Rehab.	Brockton	MA	April 30, 2010	#3
26	1231	Oak Hill Nursing & Rehab. Ctr.	Pawtucket	RI	April 30, 2010	#3
27	559	Birchwood Terrace Healthcare	Burlington	VT	April 30, 2010	#3
28	4871	Kindred Hospital - Lakeshore	Chicago	IL	April 30, 2010	#3
29	4666	Kindred Hospital - New Orleans	New Orleans	LA	April 30, 2010	#3
30	791	Rehab. & Health. Ctr. of Huntsville	Huntsville	AL	April 30, 2010	#3
31	1238	Tucker Nursing Center	Tucker	GA	April 30, 2010	#3
32	723	Guardian Care of Rocky Mount.	Rocky Mount	NC	April 30, 2010	#3
33	570	Pickerington Nursing & Rehab. Ctr.	Pickerington	OH	April 30, 2010	#3
34	571	Logan Health Care Center	Logan	OH	April 30, 2010	#3
35	4664	Kindred Hospital – Albuquerque	Albuquerque	NM	April 30, 2010	#5
36	4665	Kindred Hospital – Denver	Denver	CO	April 30, 2010	#5
37	213	Wildwood Healthcare Center	Indianapolis	IN	April 30, 2010	#5
38	290	Bremen Health Care Center	Bremen	IN	April 30, 2010	#5
39	277	Rosewood Health Care Center	Bowling Green	KY	April 30, 2010	#5
40	785	Hillcrest Health Care Center	Owensboro	KY	April 30, 2010	#5
41	787	Woodland Terrace Health Care Fac.	Elizabethtown	KY	April 30, 2010	#5
42	864	Harrodsburg Health Care Center	Harrodsburg	KY	April 30, 2010	#5
43	746	Homestead Health Care & Rehab. Ctr.	Lincoln	NE	April 30, 2010	#5
44	765	Eastview Medical & Rehab. Center	Antigo	WI	April 30, 2010	#5
45	131	Harrison Health and Rehabilitation Center	Corydon	IN	April 30, 2010	#5

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EXHIBIT L-5

AMENDMENT OF CMBS MASTER LEASE

L-5-1

CMBS MASTER LEASE AMENDMENT AGREEMENT

BY AND AMONG

KINDRED HEALTHCARE, INC.

(f/k/a Vencor, Inc.),

KINDRED HEALTHCARE OPERATING, INC.

(f/k/a Vencor Operating, Inc.),

AND

VENTAS FINANCE I, LLC

CMBS MASTER LEASE AMENDMENT AGREEMENT

THIS CMBS MASTER LEASE AMENDMENT AGREEMENT (hereinafter this “Agreement”) is dated as of the              day of             , 2003, and is by and among VENTAS FINANCE I, LLC, a Delaware limited liability company (together with its successors and assigns, “Lessor”), having an office at 4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207, and KINDRED HEALTHCARE, INC., a Delaware corporation (f/k/a Vencor, Inc.) (“Kindred”), and KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation (f/k/a Vencor Operating, Inc.) (“Operator”; Operator, jointly and severally with Kindred and permitted successors and assignees of Operator and Kindred, “Tenant”), both having an office at 680 South 4th Avenue, Louisville, Kentucky 40202.

RECITALS

A. Lessor and Ventas Realty, Limited Partnership, a Delaware limited partnership (“VRLP”) entered into a certain Master Lease Agreement dated as of December 12, 2001 (as the same may have been or may hereafter be amended, amended and restated, supplemented, modified, severed, renewed, extended or replaced, the “Lease”), demising to Tenant certain properties.

B. VRLP assigned all of its right, title, and interest in and to the Lease to Lessor pursuant to that certain Assignment and Assumption Agreement (CMBS Master Lease) dated as of December 12, 2001 by and between Lessor and Tenant.

C. VRLP and Tenant entered into an Agreement for Sale of Real Estate and Master Lease Amendments dated     , 2003 (as the same may have been heretofore amended, amended and restated, supplemented, modified, renewed, extended or replaced, the “Sale/Amendment Agreement”).

D. Immediately prior hereto and pursuant to the Sale/Amendment Agreement, Lessor and Tenant entered into a certain Master Lease Partial Lease Termination Agreement bearing even date herewith (the “Partial Lease Termination”), pursuant to which the Lease was terminated as it applied to a certain property.

E. Lessor and Tenant desire to amend the Lease as it applies to the remaining Leased Properties, after the aforesaid termination, on the terms set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereby agree as follows:

1. Capitalized Terms. All capitalized terms used herein and not defined herein shall have the meaning ascribed thereto in the Lease.

2. Base Rent and Current Rent Amendments. Relative to the definitions of “Base Rent” and “Current Rent” contained in Section 2.1 of the Lease, Lessor and Tenant agree that

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the Base Rent and Current Rent for the Leased Properties remaining under the Lease after the termination referenced in the Partial Lease Termination shall, for the period from [Insert date immediately following the Closing Date under the Sale/Amendment Agreement], 2003 through April 30, 2004, be equal to Thirty Two Million Eight Hundred Ninety Five Thousand Four Hundred Four and 88/100 Dollars ($32,895,404.88) per annum, and, for Rent Calculation Years thereafter, Base Rent and Current Rent shall be determined as set forth in subsection (d) of the definition of “Base Rent” or subsection (b) of the definition of “Current Rent”, as applicable, contained in such Section 2.1, in each case subject to the provisions of such definitions relative to the Reset Option and to the provisions of Article XIX relative to the amount of the Base Rent and Current Rent during Extended Terms.

3. New Exhibit C. Effective as of [Insert date immediately following the Closing Date under the Sale/Amendment Agreement], Exhibit C to the Lease shall be amended and restated in its entirety to read as set forth in Attachment 1 to this Agreement.

4. New Exhibit D. Exhibit D to the Lease is hereby amended and restated in its entirety to read as set forth in Attachment 2 to this Agreement.

5. No Other Amendments. Except as provided in this Agreement, the Lease remains in full force and effect without modification.

6. Successors and Assigns. This Agreement and the covenants and agreements herein contained shall be binding upon and inure to the benefit of Lessor and Tenant and their respective heirs, devisees, successors and assigns.

7. Integrated Agreement; Modifications; Waivers. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior representations, understandings and agreements, whether written or oral, with respect to such subject matter. Each of the parties hereto acknowledges that it has not relied upon, in entering into this Agreement, any representation, warranty, promise or condition not specifically set forth in this Agreement. No supplement, modification or waiver of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8. Headings and Captions. The headings and captions of the paragraphs of this Agreement are for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

9. Gender and Number. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary.

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10. Severability. In the event that any paragraph, section, sentence, clause or phrase contained in this Agreement becomes or is held by any court of competent jurisdiction to be illegal, null or void or against public policy, the remaining paragraphs, sections, sentences, clauses or phrases contained in this Agreement shall not be affected thereby.

11. Counterparts. This Agreement and any amendment to this Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed these presents the day and year first above written.

TENANT:

KINDRED HEALTHCARE, INC., a Delaware corporation formerly known as Vencor, Inc.

By:

Name:

Title:

TENANT:

KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation formerly known as Vencor Operating, Inc.

By:

Name:

Title:

LESSOR:

VENTAS FINANCE I, LLC, a Delaware limited liability company

By:	Ventas Finance I, Inc., its sole member

By:

T. Richard Riney, Executive Vice President, General Counsel and Secretary

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Acknowledgments

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                 , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                 , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of KINDRED HEALTHCARE OPERATING, INC., a Delaware corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of     , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

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STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                 , 2003, personally came before me                     , a Notary Public in and for said County and State, T. Richard Riney, who being by me duly sworn, says that he is the Executive Vice President, General Counsel and Secretary of VENTAS FINANCE I, INC., a Delaware corporation, in its capacity as the sole member of VENTAS FINANCE I, LLC, a Delaware limited liability company, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given, in its aforesaid sole member capacity on behalf of the aforesaid limited liability company. And the said Executive Vice President, General Counsel and Secretary acknowledged the said writing to be the act and deed of said corporation, acting in such sole member capacity.

WITNESS my hand and notarial stamp/seal this              day of                 , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

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CONSENT

The undersigned hereby consents to the terms of the foregoing instrument.

JPMORGAN CHASE BANK (formerly THE CHASE MANHATTAN BANK, successor by merger to MORGAN GUARANTY TRUST COMPANY OF NEW YORK), as administrative agent and Collateral Agent under that certain $120,000,000 credit agreement, dated as of April 20, 2001, as amended, and as administrative agent and Collateral Agent under that certain $300,000,000 credit agreement, dated as of April 20, 2001, as amended

By:

Name:

Title:

STATE OF __________________	)
)
COUNTY OF ________________	)

This              day of                 , 2003, personally came before me                     , a Notary Public in and for said County and State,                     , who being by me duly sworn, says that he is the                      of JPMORGAN CHASE BANK, a                      corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him on behalf of such corporation by its authority duly given. And the said                      acknowledged the said writing to be the act and deed of said corporation.

WITNESS my hand and notarial stamp/seal this              day of                 , 2003.

Notary Public

My Commission Expires:

[Notarial Stamp/Seal]

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ATTACHMENT 1

Exhibit C

Allocation Schedule – Applicable Transferred Property Percentages

Facility ID	Facility Name	Base Rent Commencing May 1, 2003	Percentage of Master Lease Commencing December 10, 2003
112	Royal Oaks Healthcare & Rehab Ctr.	1,319,634.96	4.0116%
113	Southwood Health & Rehab Center	1,102,998.72	3.3530%
137	Sunnybrook Alzheimer’s & HC Spec.	383,336.57	1.1653%
138	Blue Ridge Rehab. & Healthcare Ctr.	465,370.75	1.4147%
150	Nob Hill Healthcare Center	2,285,147.73	6.9467%
165	Rainier Vista Care Center	1,153,736.14	3.5073%
167	Canyonwood Nursing & Rehab. Ctr.	733,987.95	2.2313%
180	Vancouver Healthcare & Rehab. Ctr.	686,047.19	2.0855%
188	Cypress Pointe Rehab & HC Center	698,473.92	2.1233%
190	Winston-Salem Rehab & HC Center	498,323.86	1.5149%
221	Lewiston Rehabilitation & Care Ctr.	360,665.24	1.0964%
247	St. George Care and Rehab. Center	1,048,878.71	3.1885%
280	Winchester Centre for Health/Rehab.	1,207,539.29	3.6708%
286	Columbia Healthcare Facility	898,749.16	2.7321%
335	Lawton Healthcare Center	898,599.30	2.7317%
406	Muncie Health Care & Rehab.	1,368,308.61	4.1596%
482	Wind River Healthcare & Rehab Ctr.	682,650.55	2.0752%
483	Sage View Care Center	430,184.56	1.3077%
501	Blue Hills Alzheimer’s Care Center	624,334.08	1.8979%
529	Bolton Manor Nursing Home	963,279.90	2.9283%
537	Quincy Rehab. & Nursing Center	777,100.86	2.3623%
560	Franklin Woods Health Care Center	533,335.84	1.6213%
572	Winchester Place Nsg. & Rehab. Ctr.	681,728.46	2.0724%
573	Eagle Pond Rehab. & Living Center	1,381,453.41	4.1995%
581	Blueberry Hill Healthcare	1,249,502.67	3.7984%
588	Walden Rehab. & Nursing Center	812,060.63	2.4686%
591	Dover Rehab. & Living Center	1,053,896.88	3.2038%
593	Hanover Terrace Healthcare	509,229.40	1.5480%
635	Coshocton Health & Rehab. Center	490,165.25	1.4901%
655	Federal Heights Rehab. & Nsg. Ctr.	1,065,862.32	3.2402%
660	Savannah Specialty Care Center	601,716.15	1.8292%

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Facility ID	Facility Name	Base Rent Commencing May 1, 2003	Percentage of Master Lease Commencing December 10, 2003
704	Guardian Care of Roanoke Rapids	630,683.91	1.9172%
707	Rehab. & Nursing Center of Monroe	642,923.62	1.9544%
724	Rehab. & Health Center of Gastonia	634,838.07	1.9299%
775	Sheridan Medical Complex	576,338.47	1.7520%
776	Woodstock Health & Rehab. Center	442,883.29	1.3463%
825	Nansemond Pointe Rehab. & HC Ctr.	1,213,464.22	3.6889%
829	River Pointe Rehab. & Healthc. Ctr.	653,914.66	1.9879%
884	Masters Health Care Center	1,134,060.23	3.4475%

	Total	32,895,405.53	100.0000%

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ATTACHMENT 2

EXHIBIT D

Renewal Groups

CMBS Portfolio

	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
1	406	Muncie Health Care & Rehab.	Muncie	IN	April 30, 2008	#11
2	280	Winchester Centre for Health/Rehab.	Winchester	KY	April 30, 2008	#11
3	635	Coshocton Health & Rehab. Ctr.	Coshocton	OH	April 30, 2008	#11
4	482	Wind River Healthcare & Rehab Ctr.	Riverton	WY	April 30, 2008	#11
5	704	Guardian Care of Roanoke Rapids	Roanoke Rapids	NC	April 30, 2008	#11
6	167	Canyonwood Nursing & Rehab. Ctr.	Redding	CA	April 30, 2008	#11
7	247	St. George Care and Rehab. Center	St. George	UT	April 30, 2008	#11
8	180	Vancouver Healthcare & Rehab. Ctr.	Vancouver	WA	April 30, 2008	#11
9	112	Royal Oaks Healthcare & Rehab Ctr.	Terre Haute	IN	April 30, 2013	#12
10	138	Blue Ridge Rehab. & Healthcare Ctr.	Asheville	NC	April 30, 2013	#12
11	724	Rehab. & Health Center of Gastonia	Gastonia	NC	April 30, 2013	#12

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	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
12	655	Federal Heights Rehab. & Nsg. Ctr.	Salt Lake City	UT	April 30, 2013	#12
13	483	Sage View Care Center	Rock Springs	WY	April 30, 2013	#12
14	529	Bolton Manor Nursing Home	Marlborough	MA	April 30, 2013	#12
15	591	Dover Rehab. & Living Center	Dover	NH	April 30, 2013	#12
16	113	Southwood Health & Rehab Center	Terre Haute	IN	April 30, 2010	#13
17	286	Columbia Healthcare Facility	Evansville	IN	April 30, 2010	#13
18	190	Winston-Salem Rehab & HC Center	Winston-Salem	NC	April 30, 2010	#13
19	560	Franklin Woods Health Care Center	Columbus	OH	April 30, 2010	#13
20	572	Winchester Place Nsg. & Rehab. Ctr.	Canal Winchester	OH	April 30, 2010	#13
21	884	Masters Health Care Center	Algood	TN	April 30, 2010	#14
22	501	Blue Hills Alzheimers Care Center	Stoughton	MA	April 30, 2010	#13
23	537	Quincy Rehab. & Nursing Center	Quincy	MA	April 30, 2010	#13
24	573	Eagle Pond Rehab. & Living Center	South Dennis	MA	April 30, 2010	#13
25	581	Blueberry Hill Healthcare	Beverly	MA	April 30, 2010	#13
26	593	Hanover Terrace Healthcare	Hanover	NH	April 30, 2010	#13
27	150	Nob Hill Healthcare Center	San Francisco	CA	April 30, 2010	#14
28	335	Lawton Healthcare Center	San Francisco	CA	April 30, 2010	#14
29	588	Walden Rehab. & Nursing Center	Concord	MA	April 30, 2010	#13
30	137	Sunnybrook Alzheimers & HC Spec.	Raleigh	NC	April 30, 2010	#14
31	188	Cypress Pointe Rehab & HC Center	Wilmington	NC	April 30, 2010	#14

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	Facility ID	Name	City	State	Lease Expiration Date	Renewal Group Number
32	707	Rehab. & Nursing Center of Monroe	Monroe	NC	April 30, 2010	#14
33	825	Nansemond Pointe Rehab. & HC Ctr.	Suffolk	VA	April 30, 2010	#14
34	829	River Pointe Rehab. & Healthc. Ctr.	Virginia Beach	VA	April 30, 2010	#14
35	165	Rainier Vista Care Center	Puyallup	WA	April 30, 2010	#13
36	221	Lewiston Rehabilitation & Care Ctr.	Lewiston	ID	April 30, 2010	#14
37	660	Savannah Specialty Care Center	Savannah	GA	April 30, 2010	#14
38	775	Sheridan Medical Complex	Kenosha	WI	April 30, 2010	#14
39	776	Woodstock Health & Rehab. Center	Kenosha	WI	April 30, 2010	#14

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EXHIBIT M

BILL OF SALE AND ASSIGNMENT

[To be revised as necessary for the conveyance of the Personal Property,

if any, held by Ventas Finance I, LLC at Westridge]

FOR VALUE RECEIVED, Ventas Realty, Limited Partnership, a Delaware limited partnership (“Seller”), hereby transfers and assigns to                                     , a                      [certain Purchasers are permitted per the Agreement] (“Purchaser”), all of Seller’s right, title and interest, if any, in the following (collectively, the “Personal Property”): (a) the tangible personal property located on the land described in Exhibit A attached hereto and made a part hereof (the “Land”) or in any buildings, structures, fixtures or other improvements located on the Land (the “Improvements”); (b) all transferable warranties or guaranties held by Seller, to the extent relating to the Land or the Improvements, including, without limitation, any construction related warranties or guaranties held by Seller; (c) to the extent assignable, all licenses, certificates, authorizations, approvals, building permits, and other applicable permits and licenses issued by any governmental authority and held by Seller, to the extent relating to the ownership (as opposed to the operation or occupancy) of the Land or the Improvements; (d) all plans and specifications (including architectural, mechanical, plumbing, landscaping, engineering, and electrical plans and specifications), zoning files, drawings, working drawings, plans, site plans, mechanical drawings, and specifications related to the construction or landscaping of the Improvements that Seller owns and has in its possession; and (e) any pending challenges relating to property taxes assessed against the Land or Improvements and any property tax refunds for previous years’ property tax payments.

This Bill of Sale and Assignment is delivered pursuant to the terms of that certain Agreement for Sale of Real Property and Master Lease Amendments dated as of                     , 2003 between Seller and Kindred Healthcare, Inc. and Kindred Healthcare Operating, Inc. (the “Sale/Amendment Agreement”). The Personal Property, if any, is transferred in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of Section 15 and the other provisions of the Sale/Amendment Agreement, except that Seller warrants to Purchaser that its right, title and interest, if any, in the Personal Property is not encumbered by any lien or security interest securing borrowed indebtedness of Seller.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the              day of                     , 2003.

SELLER:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:

Name:

Its:

EXHIBIT A TO BILL OF SALE AND ASSIGNMENT

[EXHIBIT N]

[Letter to the FTC]

N-1

Writer’s Direct Dial: (202) 974-1528

E-Mail: bbyrne@cgsh.com

October 29, 2003

BY HAND

Michael B. Verne, Esq.

Federal Trade Commission

Premerger Notification Office

Bureau of Competition

600 Pennsylvania Avenue, N.W.

Washington, DC 20580

Re:	Telephone Conversations on October 23 & 24, 2003

Dear Michael:

This letter serves to confirm our telephone conversations of Thursday, October 23, 2003, and Friday, October 24, 2003. Pursuant to these conversations, we agreed that under the factual scenario described below, there would be no reporting obligation under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “Hart-Scott-Rodino Act”), 15 U.S.C. §18a. In particular, we agreed that such a transaction would qualify for an exemption pursuant to §802.5 of the HSR Rules, 16 C.F.R.§802.5 (notwithstanding that the size-of-persons and size-of-transaction tests are met).

The facts we discussed are as follows:

Company A owns a number of facilities and leases those facilities to Company B. These facilities include real estate, buildings, and improvements, and are used by B in a service industry. B intends to exit the business it conducts at several of these facilities. B understands

Michael B. Verne, Esq.

October 29, 2003

that A is unwilling to consent to B’s subleasing the facilities (or consent to an assignment by B of the lease of the facilities) to third parties. Thus, in order to exit the business, B must purchase the facilities from A, which will enable B to sell them on to third parties. While B plans to sell the facilities to several third parties, B will not be in a position to close these divestitures simultaneously with the closing of B’s acquisition of the facilities from A. Thus, B will own and operate the facilities for a period that is expected to vary by purchaser (from several weeks to over six months). Company B has already signed letters of intent to sell two of the facilities, and expects to sign another prior to closing on its acquisition of the facilities. (However, B does not expect that letters of intent will be signed in relation to all of the divestitures of the facilities before the closing of B’s acquisition of the facilities from A.) B’s purpose in purchasing the facilities is solely to facilitate the disposition of the facilities. For accounting purposes, Company B will reflect the facilities on its balance sheet as assets “held for sale.”

Based on our call, I understand that you agree with our view that the acquisition by B (from A) is exempt under §802.5 of the HSR Rules, as B would hold the acquired assets “solely for rental or investment purposes.”

I would greatly appreciate if you could call me at 202-974-1528 to confirm that this letter accurately summarizes our conversation and your views on this issue. Thank you for your attention to this matter.

Very truly yours

/s/ Brian Byrne
Brian Byrne